                                                            File No.: 2-10698;
                                                                      811-505.
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]
     Pre-Effective  Amendment  No.                                  [ ]
     Post-Effective Amendment  No.  79                              [X]

                                 and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

     Amendment No.    27                                            [X]
                      (Check appropriate box or boxes.)

                           PHILADELPHIA FUND, INC.
------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

1200 North Federal Highway, Suite 424, Boca Raton, Florida     33432
------------------------------------------------------------------------------
         (Address of Principal Executive Offices)            (Zip Code)

Registrant's Telephone Number, including Area Code  561-395-2155
          Ronald F. Rohe, Vice President            ------------
          Philadelphia Fund, Inc.
1200 North Federal Highway, Suite 424, Boca Raton, Florida  33432
------------------------------------------------------------------------------
         (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering       April 1, 2002

It is proposed that this filing will become effective (check appropriate box)
    [ ] immediately upon filing pursuant to paragraph (b)

    [X] on April 1, 2002 pursuant to paragraph (b)

    [ ] 60 days after filing pursuant to paragraph (a)(1)

    [ ] on pursuant to paragraph (a)(1)

    [ ] 75 days after filing pursuant to paragraph (a)(2)

    [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of shares of common stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. On January 25, 2002 Registrant filed a Rule 24f-2 Notice for Registrant's most recent fiscal year.

                       EXHIBIT INDEX LOCATED ON PAGE 41

                                    PART A

                                 [FRONT COVER]

                                                                  Philadelphia
                                                                    Fund, Inc.

                                                              Established 1923

                                                        A diversified open end
                                                       investment company with
                                                     an objective of long-term
                                                             growth of capital
                                                                    and income

                   [Logo]

                                                                 APRIL 1, 2002



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                  PROSPECTUS

                                 [Back Cover]

                            PHILADELPHIA FUND, INC.
                               Established 1923
                     1200 North Federal Highway, Suite 424
                           Boca Raton, Florida 33432
                                (561) 395-2155

        Shareholders may make inquiries regarding the Fund by calling:
        -------------------------------------------------------------
        |                    Shareholder Services                   |
        |                       1-800-525-6201                      |
        -------------------------------------------------------------

A Statement of Additional Information (dated April 1, 2002) which includes additional information about the Fund, is incorporated in this prospectus by reference.

The Fund's Statement of Additional Information, annual report and semi-annual report are available, without charge, upon request, by writing to the above address, by electronic request at the Fund's e-mail address:
request@philadelphiafund.com, or by calling 1-800-749-9933.

The Fund's annual report and other information are available on the Fund's Internet website at http://www.philadelphiafund.com.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Information about the Fund including the Statement of Additional Information, can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-202-942-8090.

Reports, material incorporated by reference, the Statement of Additional Information, and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Nos.: 2-10698 and 811-505



                    TABLE OF CONTENTS
                                                                   PAGE


                    Investments, Risks and Performance . . . . . .   4

                    Fees and Expenses of the Fund  . . . . . . . .   5

                    Financial Highlights . . . . . . . . . . . . .   6

                    Fund History . . . . . . . . . . . . . . . . .   7

                    Investment Objectives and Principal Strategies   7

                    Policies and Non-Principal Strategies  . . . .   8

                    Principal Risks . . . . . . . . . . . . . . .    9

                    Management of the Fund . . . . . . . . . . . .   9

     [Logo]         Purchase of Shares . . . . . . . . . . . . . .  10

                    Calculation of Net Asset Value . . . . . . . .  11

                    Special Purchase Plans . . . . . . . . . . . .  11

                    Redemption of Shares . . . . . . . . . . . . .  12

                    Dividends, Capital Gains Distributions,
                       and Taxes . . . . . . . . . . . . . . . . .  13

                    Performance. . . . . . . . . . . . . . . . . .  14

                    Fund Service Providers . . . . . . . . . . . .  14

                                            INVESTMENTS, RISKS AND PERFORMANCE

OBJECTIVE

The Fund's investment objective is to achieve long term growth of capital and income.


PRINCIPAL STRATEGIES

The Fund will invest primarily in common stocks traded on the major U.S. security exchanges and fixed income securities rated at least A by Moody's Investors Service, Inc. ("Moody's")or by Standard & Poor's Corporation ("Standard & Poor's"). Securities are bought and held with long-term goals in view.

Baxter Financial Corporation, the Fund's investment advisor (the "Advisor"), uses fundamental analysis to select stocks which are believed to be undervalued. This undervaluation may be perceived for one or more of the following reasons: undervalued assets, low price to earnings ratio, low price in relation to market dominance, ability to control prices, low price to cash flow, and high percentage return on equity. Other factors considered before investing include market capitalization size, corporate business strategy, industry position, trading liquidity, trading activity of officers, directors and large stockholders, good management, protection from competition, and dividend yield.

The Fund generates income by investing in stocks that pay dividends, commercial paper, and long-term fixed income securities.

The Fund's portfolio usually consists of 20 - 30 different stocks.

The Fund's Advisor takes into consideration the tax implications on shareholders by trying to balance capital gains and losses resulting from portfolio transactions.


PRINCIPAL RISKS

MARKET RISK. Stock prices rise and decline in response to investors' perception of the activities of individual companies and general market and economic conditions. The value of your investment in the Fund will vary from day to day which means that you could lose money.

DIVERSIFICATION RISK. The price of an individual security may be more volatile and perform differently from the market as a whole. As the Fund usually owns 20 - 30 stocks, its performance may be more vulnerable to changes in the market value of a single company than funds with more stocks in their portfolios.

INTEREST RATE RISK. Increasing interest rates cause decreases in debt securities' prices and can slow overall economic activity which often leads to lower equity prices.

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance, before and after taxes, is not predictive of future performance.

   [Bar chart showing Fund's annual calendar year total returns as follows.]


                                 1992   19.70%
                                 1993   17.57%
                                 1994  - 8.58%
                                 1995   27.39%
                                 1996   12.74%
                                 1997   35.75%
                                 1998   11.13%
                                 1999    0.57%
                                 2000    4.73%
                                 2001  - 7.02%

During the periods shown in the bar chart, the highest return for a quarter was 12.21% (quarter ending June 30, 1997) and the lowest return for a quarter was -8.00% (quarter ending March 31, 1994).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. After-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Average Annual Total Returns as of 12/31/01 <F1>


	                         1 Year    5 Years   10 Years
PHILADELPHIA FUND

  Return Before Taxes	       - 7.02%    8.12%     10.56%

  Return After Taxes
  on Distributions		 - 8.23%    5.52%      8.28%

  Return After Taxes
  on Distributions and         - 3.73%    6.34%      8.30%
  Sale of Fund Shares

S&P 500 INDEX*

  (reflects no deduction
  for fees, expenses or taxes) -11.88%   10.70%     12.94%

*The Standard & Poor's 500r Composite Stock Index is a widely recognized unmanaged index of common stock prices.


                                                 FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                               SHAREHOLDER FEES <F1>
                   (fees paid directly from your investment)

                 Maximum Contingent Deferred Sales
                  Charge (Load) (as a percentage of
                  offering price)                        1.00%


                        ANNUAL FUND OPERATING EXPENSES
                 (expenses that are deducted from Fund assets)

                 Management Fee ......................    .75%
                 Administrative Fee ..................    .25%
                 12b-1 Fees     ......................    .15%
                 Other Expenses ......................    .35%
                                                         -----
                       Total Fund Operating Expenses..   1.50%
                                                         =====


<F1>
On June 24, 1999 the Fund instituted its Free Flyer Program. Participants in this Fund Program may be subject to a contingent deferred sales charge (CDSC). Program participants who redeem shares within 12 months after the purchase date and have received a Program airline ticket will be subject to a CDSC of one percent of the net asset value of the shares at the time of purchase. Participants who redeem shares within 12 months of the purchase date and have not received a Program airline ticket will not be subject to the CDSC. Neither the bar chart which shows the Fund's annual total returns 1992-2001, nor the Average Annual Total Returns table on page 2 reflect the CDSC. If the CDSC was reflected, the total return figures would be less than those shown.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example illustrates the expenses that you would pay on a $10,000 investment for the time periods indicated, assuming:

  [BULLET]  a 5% annual rate of return
  [BULLET]  redemption at the end of each time period
  [BULLET]  Fund operating expenses remain the same

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
                      ------  -------  -------  --------
                       $153    $474     $818     $1,791


                                                          FINANCIAL HIGHLIGHTS

The data set forth under the caption "Financial Highlights" in the Annual Report to Stockholders for the fiscal year ended November 30, 2001 is incorporated herein by reference. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual report and semi-annual report are available, without charge, upon request, by writing to the address or by calling the number on the back cover of this prospectus.


                                                                  FUND HISTORY

The Fund, a Maryland corporation, is the surviving corporation of a merger with Philadelphia Fund, Inc., a Delaware corporation. On November 30,
1984, the Fund was reorganized for the purpose of continuing the operations of the Delaware corporation. The sole purpose of the merger was to change the Fund's state of incorporation from Delaware to Maryland. The Delaware corporation was incorporated on July 5, 1945 for the purpose of acquiring and continuing the business of the Securities Fund, an unincorporated investment company organized in 1923.

The Securities Fund, predecessor of the Philadelphia Fund, was organized in 1923 by W. Wallace Alexander. He and his associates managed the Securities Fund until December 1928 when W. Wallace Alexander, Inc. became the manager.
W. Wallace Alexander, Inc. remained the manager of the Securities Fund until its acquisition by Philadelphia Fund, when Alexander Investment Management Co. became the manager. Over the years, the Fund has been managed by several investment advisors. The Fund's current investment advisor is Baxter Financial Corporation.


                                INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund's investment objective is to achieve long-term growth of capital and income. This goal may be changed only by the vote of a majority of the shares of the Fund. The Advisor endeavors to meet the Fund's objectives but there can be no assurance that the Fund's investments will achieve the Advisor's expectations.

The shares of Philadelphia Fund, Inc. provide a convenient way for investors to own, at a reasonable cost, an interest in a carefully selected and
supervised portfolio of investments.   The shares represent ownership of a
program designed and managed for long-term growth of capital and income.

The Fund will invest primarily in common stocks with a market value greater than $150 million traded on the major U.S. security exchanges.

The Advisor uses fundamental analysis to select stocks which are believed to be undervalued. The Advisor considers the following criteria to evaluate whether a stock may be undervalued:

     [BULLET] Price to earnings ratio less than growth rate of
              sales and/or earnings.
     [BULLET] Return on equity greater than 15 %
     [BULLET] Price to sales ratio less than 1
     [BULLET] Price to book ratio less than 1
     [BULLET] Price to cash flow ratio less than 6

Each of these criteria may indicate that a stock is undervalued. The Advisor considers stocks with as many of these criteria but does not require that all or any exist prior to investment. Other factors considered before investing include low price in relation to market dominance, ability to control prices, market capitalization size, corporate business strategy, industry position, trading liquidity, trading activity of officers, directors and large stockholders, good management, protection from competition, and dividend yield. Investments are held until the stock meets the Advisor's projections, the original criteria used to select the investment no longer exists, or an investment opportunity believed to be superior presents itself.

The Fund's portfolio usually consists of 20 - 30 different stocks which is less than the amount of stocks held by the typical mutual fund. This strategy stems from the belief that there are a limited number of investment ideas available and allows the Advisor to focus on companies with the greatest potential for investment return balanced with minimal risk.

The Fund generates income by investing in stocks that pay dividends, commercial paper, and long-term fixed income securities rated at least A by Moody's or by Standard & Poor's. Fixed income securities are selected by comparing the investment's yield in relation to market rates with similar duration to maturity and risk factors. When the Advisor believes a decline in interest rates is imminent, fixed income investments may also be purchased for the purpose of capital appreciation as prices tend to rise as interest rates fall. When the Fund invests in fixed income securities for this reason, it may invest in any rated or unrated security.

The Advisor takes into consideration the tax implications on shareholders by trying to balance capital gains and losses resulting from portfolio transactions. Unexpected declines in securities prices sometimes cause the Advisor to take capital losses. Unexpected increases in securities prices sometimes cause the Advisor to take capital gains. Both of these actions are taken with full consideration given to the Fund's current realized and unrealized gain (loss) position and its tax implications to the shareholder.


                                         POLICIES AND NON-PRINCIPAL STRATEGIES

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Under these conditions, the Fund may place some or all of its assets in cash or cash equivalents in an attempt to preserve capital and avoid potential losses. However, it is possible the Fund may not achieve its investment objective under these circumstances.

Cash balances in excess of daily operating needs are invested in the highest rated commercial paper available through the Fund's custodian.

The Fund may hold cash, cash equivalents, bonds, and/or preferred stocks to the extent deemed prudent to achieve its investment objective.

The Fund will not at the time of purchase invest more than 5% of its assets in the securities of any one company nor will the Fund buy more than 10% of the voting stock of any one company.

The Fund will not purchase securities of companies if such purchase would cause more than 25% of the Fund's assets to be invested in the securities of companies in any single industry.

The Fund may buy and sell covered (options on securities owned by the Fund) and uncovered (options on securities not owned by the Fund) call and put options which are issued by the Options Clearing Corporation and are listed on national securities exchanges. Generally, options would be used either to generate income or to limit the downside risk of a portfolio holding.

The Fund may buy and sell financial futures contracts and options on such contracts. Futures contracts may be used to implement a number of different hedging strategies.

The Fund's portfolio usually has a low turnover ratio because securities, other than options, are bought and held with long-term goals in view and this normally results in the infrequent replacement of the portfolio's investments. However, the Advisor is free to make any portfolio changes which, in its judgment, are in the best interests of shareholders. The last few years have witnessed significant market fluctuations, which have necessitated more frequent portfolio turnover than typical.


                                                               PRINCIPAL RISKS

MARKET RISK. Stocks prices rise and decline in response to investor's perception of the activities of individual companies and general market and economic conditions. The value of your investment in the Fund will vary from day to day which means that you could lose money. Political upheaval and social unrest, wars, threat of war, and the numerous factors of the human race have an impact on economic conditions. In turn, this influences the decisions to retain different stocks in the portfolio or to reinvest in the stocks of companies which are better suited to a changing or changed environment. The portfolio may suffer losses in this replacement process.

DIVERSIFICATION RISK. The price of an individual security may be more volatile and perform differently from the market as a whole. As the Fund usually owns 20 - 30 stocks, its performance may be more vulnerable to changes in the market value of a single company than funds with more stocks in their portfolios. For example, a portfolio owning 20 stocks of equal value will be influenced twice as much by the fortunes or misfortunes of one company than a portfolio holding 40 stocks of equal value.

INTEREST RATE RISK. Increasing interest rates cause decreases in debt securities' prices and can slow overall economic activity which often leads to lower equity prices. The level of interest rates in the economy is the primary determinant of the level of economic activity which determines if there is growth and at what rate. It determines the level of employment and influences every aspect of economic endeavor. The level of interest rates in every foreign country influences those respective economies which over the long run effect the American economy. Misjudging the trend of interest rates will most likely have a negative effect on the portfolio.


                                                        MANAGEMENT OF THE FUND

The strength of Philadelphia Fund, and any success it may achieve for shareholders, depend chiefly upon the character, experience, and judgment of the persons managing its activities. Baxter Financial Corporation ("BFC" or the "Advisor") provides the Fund with investment advice and recommendations regarding the investment and reinvestment of the Fund's assets. For the fiscal year ended November 30, 2001, the Fund paid BFC total advisory fees equal to ..75% of the average net assets on an annual basis.

Donald H. Baxter, President, Treasurer, Director, and sole shareholder of the Advisor, is responsible for selecting brokers to execute Fund portfolio transactions and is authorized to place Fund securities transactions with dealers who sell shares of the Fund. Mr. Baxter is primarily responsible for the day to day management of the Fund's portfolio. He has been the Fund's portfolio manager since May, 1987. Mr. Baxter is also President and Director of the Fund and Eagle Growth Shares, Inc., a registered investment company. BFC also serves as investment advisor to institutional and individual investors, including Eagle Growth Shares, Inc.

Under a Distribution Plan approved by the Board of Directors as amended on January 1, 1994, the Fund may make monthly payments of not more than 1/24 of 1% (.5% annually) of the net assets of the Fund to defray: (a) expenses associated with the sale of Fund shares and (b) services to existing shareholders. The service fee, which may not exceed on an annual basis .25% of the average net asset value of the Fund, is intended to defray the cost of providing personal services to the Fund's existing shareholders. For the fiscal year ended November 30, 2001, the Fund paid distribution expenses under the Plan equal to .15% of average net assets. BFC has agreed to waive 12b-1 fees in excess of .15% per annum of the Fund's average net assets until further notice. As a consequence of the Fund's Distribution Plan, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers.


                                                            PURCHASE OF SHARES

The shares of the Fund are readily available through the underwriter of the Fund's shares by completing the General Account Application which should be remitted together with payment for the shares to Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46204-6110. Investors who are interested in purchasing shares may also contact the Fund at 1-800-749-9933. The minimum initial investment in the Fund is $1,000, and there is no minimum amount for subsequent investments in the Fund. The Fund retains the right to waive the minimum initial investment at its discretion. Purchases of shares will be made in full and fractional shares calculated to three decimal places. Certificates for shares of stock will not be issued. Shares may also be purchased and sold through securities firms which may charge a service fee or commission for such transactions. No fee or commission is charged on shares which are purchased from or redeemed by the Fund directly.

Once an account is established, subsequent investments should be sent to Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46204-6110. A confirmation will be mailed to the investor showing the shares purchased, the exact price paid for the shares, and the total number of shares that are owned.

Automatic Investment Plan investors and Check Withdrawal Plan investors will receive confirmations of purchases and redemptions of Fund shares on a quarterly basis, not later than five business days after the end of each calendar quarter in which a transaction takes place. The confirmation will show the date of each transaction during the period, number and price paid or received for shares purchased or redeemed, including dividends and distributions, and total number of shares owned by the investor as of the end of the period.


                                                CALCULATION OF NET ASSET VALUE

The price of your Fund shares is based on the Fund's net asset value. The Fund's net asset value is determined using the market price of the Fund's investment securities.

The net asset value is computed as of the close of the New York Stock Exchange, generally 4:00 p.m., New York City time, on each day the New York Stock Exchange is open for trading.

Orders for Fund shares received by the Fund or its underwriter prior to that time are priced at the net asset value next calculated, provided the order is received together with payment for the shares by either the Fund, or the Fund's transfer agent, prior to such close of the New York Stock Exchange. In addition, new accounts must include a completed account application. Orders received subsequent to the close of the New York Stock Exchange will be priced at the net asset value calculated at the close of the New York Stock Exchange on the next business day. Orders received by Unified Fund Services, Inc. directly from investors will be priced as of the next calculation of net asset value after the properly completed order together with payment for the shares is received by Unified Fund Services, Inc.


                                                       SPECIAL PURCHASE PLANS

TAX SHELTERED PLANS. The Fund makes available through its underwriter the following Individual Retirement Accounts (IRA):

                           [Bullet] Regular IRA
                           [Bullet] Roth IRA
                           [Bullet] SIMPLE IRA
                           [Bullet] SEP-IRA

For self-employed individuals, partnerships, and corporations there is available through the Fund a prototype Profit Sharing/Money Purchase Pension Plan which has been approved by the Internal Revenue Service.

Forms to establish any of the above plans are available from the Fund or Baxter Financial Corporation.

AUTOMATIC INVESTMENT PLANS. The Automatic Investment Plan enables shareholders to make regular monthly investments in shares through automatic charges to their bank checking accounts. The Fund's $1,000 minimum initial investment shall be waived for Automatic Investment Plan participants making regular monthly payments of at least $50.00 per month.

FREE FLYER PROGRAM. Baxter Financial Corporation, the Fund's Distributor, makes available to qualifying investors a Free Flyer Program which credits the investor with one point for each dollar invested in the Fund. A qualifying investor who accumulates 50,000 points can redeem them for one round-trip coach ticket for travel in North America on any airline up to a maximum ticket price (including all taxes and fees) of $500. A "qualifying investor" means any investor who elects on the Fund investment application form to participate in the Program, except IRA accounts, 401(k) Plans and other tax-qualified retirement plans which are subject to restrictions under the Employee Retirement Income Security Act of 1974 and, therefore, cannot acquire such awards. More information about the program is available by contacting the Fund at 1-800-749-9933.

Program participants who redeem shares within 12 months after the purchase date and have received a Program airline ticket will be subject to a contingent deferred sales charge ("CDSC") of 1% of the net asset value of the shares at the time of purchase which is equivalent to 1.01% of the net amount invested after the CDSC is deducted. Only shares purchased after the date a shareholder elects to participate in the Program will be subject to the CDSC. The CDSC will be deducted from the redemption proceeds. Participants who redeem shares within 12 months of the purchase date and have not received a Program airline ticket will not be subject to the CDSC. Points associated with those redeemed shares will be removed from the Program and will not be used to determine the participant's eligibility for an airline ticket. All of a Program participant's points in an account expire three years after the last investment of at least $100 in that account.


                                                          REDEMPTION OF SHARES

Investors may redeem their shares by requesting redemption in writing to Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110. Upon redemption, the investor will receive the net asset value of his shares calculated as of the close of the New York Stock Exchange (generally 4:00 p.m. New York City time) following the receipt of properly tendered shares. A proper tender of shares means that if the investor holds share certificates, they must be signed as registered and the signatures must be guaranteed. To redeem shares for which certificates have not been issued - those held for the account of the investor by Unified Fund Services, Inc. - all registered holders must sign and deliver to the Fund or to Unified Fund Services, Inc. a written request for redemption specifying the shares to be redeemed with signatures guaranteed.
_______________________________________________________________________________
|                                                                             |
| A signature guarantee helps protect you and the Fund against fraud.         |
| You may obtain a signature guarantee from commercial banks, securities      |
| dealers, trust companies, member firms of a domestic stock exchange         |
| (such as the New York Stock Exchange or other regional stock exchange), | | certain credit unions, certain savings associations, overseas banks with a | | domestic correspondent or branch, or other eligible guarantor institutions. |
| A signature guarantee may not be obtained through a notary public.          |
|_____________________________________________________________________________|

Any questions regarding which institutions may guarantee signatures should be directed to Unified Fund Services, Inc. at 1-800-525-6201. Neither the Fund nor its underwriter charge any fee on these transactions. The Fund's policy is to pay promptly when shares are presented for redemption; it is obligated to pay within seven days after the date of tender, except when the securities exchanges are closed or an emergency exists.

The Fund  reserves the right, after sending the shareholder at least sixty
(60) days prior written notice, to redeem the shares held by any shareholder if the shareholder's account has been inactive for a period of six (6) months preceding the notice of redemption and the total value of the holder's shares does not exceed $500 as of the proposed redemption date. An account will be considered inactive if no new purchases have been made (excluding shares purchased through the reinvestment of dividends and capital gains) within the specified time period. Any redemptions by the Fund pursuant to this procedure will be at the net asset value of the shares calculated as of the close of the New York Stock Exchange on the stated redemption date and a check for the redemption proceeds will be sent to the shareholder not more than seven (7) days later.

The Fund has reserved the right to redeem Fund shares in kind rather than in cash should this be necessary in accordance with the applicable rules of the Securities and Exchange Commission.

The Fund also makes available a Check Withdrawal Plan about which further information may be obtained by writing or calling the Fund, or by obtaining a copy of the Statement of Additional Information.


                                                      DIVIDENDS, CAPITAL GAINS
                                                      DISTRIBUTIONS, AND TAXES

The Fund intends to pay dividends of its net investment income on a quarterly basis. Any capital gain distributions will be paid annually on approximately December 31st.

If you invest in the Fund shortly before it pays a dividend or makes a capital gain distribution, you may receive some of your investment back in the form of a taxable dividend or distribution.

Dividends and distributions paid to shareholders who are taxpayers are subject to Federal income tax. This is true whether you elect to receive income dividends and capital gains distributions in additional shares of the Fund at net asset value (calculated as of the ex-dividend date)or to receive cash. Dividends, together with distributions of any short-term capital gains, are taxable as ordinary income. Shareholders pay Federal income taxes at long-term capital gains rates on realized long-term capital gains which are distributed to them. Annually, the Fund will provide each shareholder with a statement regarding the tax status of dividends and distributions paid for the year. Dividends and capital gains distributions paid in January ordinarily will be included in the shareholder's income for the previous year. Shareholders who sell Fund shares will realize a gain or loss on those shares based on the difference between the purchase price and the sale price of each share. For shares held less than one year, your gain or loss is considered to be short-term and is taxable as ordinary income. For shares held longer than one year, your gain or loss is considered to be long-term and is taxable at your capital gains rate.

Dividends and distributions paid to shareholders and gains from the sale or exchange of Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

By law, the Fund must withhold 30% of your taxable distributions and redemption proceeds unless you:

     [BULLET] provide your correct social security or taxpayer identification number,
     [BULLET] certify that this number is correct,

     [BULLET] certify that you are not subject to backup withholding, and [BULLET] certify that you are a U.S. person (including a U.S. resident alien).

The Fund must also withhold if the IRS instructs it to do so.


                                                                   PERFORMANCE

Occasionally, total return data may be included in advertisements pertaining to the Fund. Standardized "total return" of the Fund refers to the average annual compounded rates of return over certain periods of time that would equate the initial amount invested in the Fund to the ending redeemable value of the investment, and includes reinvestment of dividends and distributions over the period for which performance is shown. The Fund may advertise total return figures which shall represent Fund performance over one or more time periods, including (1) one-year to date, and (2) May 1, 1987 to date, the latter being the date on which Mr. Donald H. Baxter assumed exclusive portfolio management responsibilities for the Fund. Non-standardized total return quotations may also be presented along with standardized figures. Such quotations may exclude certain types of deductions, such as certain Fund expenses, which would otherwise reduce total return quotations.

The Fund may also advertise its investment performance by comparison to market indices such as the S&P Index and to mutual fund indices such as those reported by Lipper Analytical Services, Inc. Such indices may group funds by investment objective (in the Fund's case, typically in the "Growth and Income

Funds" category), or may involve a more general ranking reflecting the Fund's overall performance as compared to any number or variety of funds, regardless of investment objective.


                                                     FUND SERVICE PROVIDERS

                         INVESTMENT ADVISOR, ADMINISTRATOR, AND DISTRIBUTOR
                                               Baxter Financial Corporation
                                      1200 North Federal Highway, Suite 424
                                                 Boca Raton, Florida  33432

                                                                  CUSTODIAN
                                                            U.S. Bank, N.A.
                                                          425 Walnut Street
                                                       Cincinnati, OH 45202

                               TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                                                Unified Fund Services, Inc.
                                                              P.O. Box 6110
                                                Indianapolis, IN 46206-6110

                                                              LEGAL COUNSEL
                                      Stradley, Ronon, Stevens & Young, LLP
                                                   2600 One Commerce Square
                                                     Philadelphia, PA 19103

                                                                   AUDITORS
                                           Briggs, Bunting & Dougherty, LLP
                                                      Two Penn Center Plaza
                                                    Philadelphia, PA  19102

                                    PART B


                          PHILADELPHIA FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                APRIL 1, 2002

This Statement is not a prospectus, but should be read in conjunction with the Fund's current prospectus (dated April 1, 2002). To obtain the prospectus please write to Philadelphia Fund, Inc., 1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432.

Or call:

        Nationwide                                      1-800-749-9933
        Florida                                         1-561-395-2155

The information required by Item 11 "Fund History" of this Statement of Additional Information is incorporated by reference and is located in the Fund's prospectus under the heading "Fund History". The information required by Item 22 "Financial Statements" of this Statement of Additional Information is incorporated by reference and is located in the Fund's Annual Report dated November 30, 2001.


      TABLE OF CONTENTS                                              PAGE
      -----------------                                              ----



      Investment Goals, Policies and Risks . . . . . . . . . . .      16
      Options Transactions . . . . . . . . . . . . . . . . . . .      17
      Futures Contracts  . . . . . . . . . . . . . . . . . . . .      19
      Taxation of the Fund . . . . . . . . . . . . . . . . . . .      20
      Investment Limitations . . . . . . . . . . . . . . . . . .      21
      Calculation Of Net Asset Value . . . . . . . . . . . . . .      22
      Purchase of Shares . . . . . . . . . . . . . . . . . . . .      23
      Automatic Investment Plan  . . . . . . . . . . . . . . . .      23
      Tax Sheltered Plans  . . . . . . . . . . . . . . . . . . .      23
      Free Flyer Program . . . . . . . . . . . . . . . . . . . .      24
      Redemption of Shares . . . . . . . . . . . . . . . . . . .      25
      Check Withdrawal Plan  . . . . . . . . . . . . . . . . . .      25
      Rights of Ownership. . . . . . . . . . . . . . . . . . . .      26
      Officers and Directors . . . . . . . . . . . . . . . . . .      26
      Brokerage. . . . . . . . . . . . . . . . . . . . . . . . .      30
      Information About the Investment Advisor . . . . . . . . .      31
      Principal Underwriter. . . . . . . . . . . . . . . . . . .      32
      Distribution . . . . . . . . . . . . . . . . . . . . . . .      32
      Independent Certified Public Accountant. . . . . . . . . .      33
      Calculation of Performance Data. . . . . . . . . . . . . .      34
      Comparisons and Advertisements . . . . . . . . . . . . . .      35
      Financial Statements . . . . . . . . . . . . . . . . . . .      35

                     INVESTMENT GOALS, POLICIES AND RISKS
                     ------------------------------------

The Fund is a diversified open end investment company. Securities will be bought with the long-term goals of the Fund in view, and it is the practice of the Fund not to engage in selling portfolio securities on a short-term basis. However, the Fund may dispose of any portfolio securities acquired at any time if, in management's judgment, such action is in the best interests of shareholders. Management will endeavor to apply the flexible investment policy effectively -- making shifts from bonds to stocks, and vice versa, to meet changing conditions. If, for example, all of the portfolio securities were replaced in one year, the portfolio turnover rate would be 100%. It is not anticipated that the Fund's portfolio turnover rate would exceed 100%.
The portfolio turnover rate (the annual rate at which portfolio securities are replaced) for the past five years is set forth in the Annual Report to stockholders for the fiscal year ended November 30, 2001 under "Financial Highlights".

While the following are not considered to be principal policies of the Fund, they may be employed as described herein.

The Fund may invest in fixed income securities which offer opportunities for capital appreciation and income. These securities may be rated B-2 or lower by Moody's Investors Service, Inc. or B- or lower by Standard & Poor's Corporation and are deemed to involve a higher risk level than investment grade debt securities. The Fund may also invest in unrated securities when Baxter Financial Corporation, the Fund's investment advisor ("Advisor"), believes that the terms of the security and the financial condition of the issuer are such that the protection afforded limits risks to a level similar to that of rated securities in which the Fund may invest. Fixed income debt securities offer a potential for capital appreciation because the value of fixed income security generally fluctuates inversely with interest rates.

The Fund has authority to invest up to 20% of its assets in the securities of foreign companies. However, historically the Fund has not invested more than 5% of its assets in foreign securities. Investments in foreign securities involve risks which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign investments may also be affected by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. There is also the possibility of nationalization or other government policies or instability which could affect investments in securities of issuers in those nations.

The Fund has authority to buy securities of companies organized as real estate investment trusts ("REITS"). REITS are subject to price fluctuations similar to other investments traded on exchanges. In addition, property values or income produced from properties owned can have an impact on the value of a real estate investment trust.

The Fund is authorized to invest in "restricted securities" (i.e. securities which may not be sold without registration or an exemption from registration under the Securities Act of 1933, as amended). Ordinarily, the Fund does not expect to have more than 5% of the Fund's total net assets invested in restricted securities. The Fund will not purchase such securities if immediately after such purchase more than 15% of the Fund's net assets will be invested in restricted or other illiquid securities. It is possible that the Advisor may not be able to sell an investment in restricted securities when it is determined the investment no longer meets the Fund's objectives. This would cause a negative impact on the value of Fund shares should the restricted security's price decline before the investment can be sold.


                             OPTIONS TRANSACTIONS
                             --------------------

The Fund may sell covered call options (options on securities owned by the Fund) and uncovered call options (options on securities not owned by the
Fund) which are issued by the Options Clearing Corporation and listed on national securities exchanges. This practice may enable the Fund to increase its income because the buyer of the option pays the Fund a sum of cash (a premium) for the option whether or not the buyer ultimately exercises the option. The amount of the premium is determined on the exchange upon which the option is traded, and will depend on various factors, such as the market price and volatility of the underlying securities and the expiration date and exercise price of the option.

Ordinarily, call options would be sold on stocks whose market value is not expected to appreciate above the option exercise price by the expiration date of the option, or when the premium received plus the exercise price of the option exceeds the price at which the Advisor expects the underlying securities to be trading by the expiration date of the option. When the Fund sells an option, it is obligated to deliver the underlying securities until the expiration date of the option (which may be one, two, three, six or nine months from the date the option is issued) if the option is exercised. If the option is exercised, the Fund would deliver the underlying securities to the buyer if the option was a covered option or buy the underlying securities to deliver to the purchaser of the option if the option was uncovered.

The sale of covered call options should enable the Fund to increase its income through the receipt of premium income on the call options it sells. However, the Fund risks limiting potential gains the Fund would otherwise realize if the market value of the underlying securities of a covered call option appreciates above the exercise price of the option because the purchaser will then exercise the option. In the case of uncovered call options, the Fund risks a loss upon closing its option position if the market price of the optioned securities at the time the option is exercised exceeds the exercise price plus the premium received by the Fund.

The Fund may purchase call options when the Advisor believes that the market price of the underlying securities will exceed the strike price of the option, plus the premium the Fund must pay for the option, by the option expiration date. If the market price of the underlying securities appreciates after the option is purchased, the price of the option also will appreciate, thereby affording the Fund the opportunity to resell the option at a profit or, as an alternative, to purchase the underlying securities at the option exercise price anytime until or on the expiration date and retain or resell the underlying securities at their appreciated value. Purchasing call options, however, entails the risk that the market price of the underlying securities may decrease and the market value of the call option will also decrease, and in these circumstances, while the Fund may sell the option, the transaction is likely to result in a loss.

The Fund may also buy and sell put options. For the sale of a put option, the Fund receives a premium, which is determined on the exchange on which the put is traded. The amount of the premium is influenced by the same factors as influence the market price of call options.

The sale of a put option obligates the seller to purchase the underlying securities at the option exercise price anytime until or on the expiration date if the option is exercised. Alternatively, the seller may satisfy its obligation by purchasing an identical put option for delivery to the purchaser of the put option.

The option will be exercised if the market price of the underlying securities is less than the strike price of the option on the expiration date of the option. The Fund may sell put options to obtain premium income on underlying securities whose market price the Advisor expects to increase or remain relatively constant for the duration of the option. They may also be sold when the Advisor believes the underlying securities are an attractive long-term investment, despite a possible short term decline in their market value. In these circumstances, the Fund would purchase the underlying securities pursuant to the option rather than buy an identical put option to close the transaction, if the option is exercised by the buyer.

The Fund also may buy put options to protect against a decline in the market value of underlying securities that are held in the Fund's investment portfolio. In return for paying a premium to the seller of the put option, the Fund acquires the right to sell the underlying securities to the seller of the option at the exercise price, thereby protecting itself against a decline in the market price of the underlying securities. If, however, at the expiration date of the option, the market value of the underlying securities has not declined below the option exercise price, the Fund will not exercise its put option.

Puts and calls also may be used in combination, to hedge investments in underlying securities. For example, if the Fund has bought a call that entitles it to purchase underlying securities at a specified strike price, it may also buy a put, which enables it to sell the same securities at a specified strike price. Put options, as well as call options, are frequently available on identical underlying securities with identical expiration dates, but at different strike prices. In this type of hedging transaction, the Fund might seek to buy a put option whose strike price is higher than the strike price of an otherwise identical call option on the same underlying securities, thereby obtaining the right to buy the underlying securities at a lower price than the price at which it would have the right to sell the securities.

The success of options transactions depends largely on the ability of the Advisor to predict future stock and option movements. Further, an option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or sell only those options for which the Advisor believes there is an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. The inability to close-out an option position could result in a loss to the Fund.

When the Fund sells an uncovered call option or a put option, it will be required to maintain in a segregated account with its custodian bank, which will be "marked to market," cash or highly liquid, short-term U.S. government securities in an amount equal to its obligation under the call or put option. With respect to a put option, this will be an amount equal to the price of the underlying securities it will be obligated to buy if the option is exercised. With respect to a call option, it would be the market value of the underlying securities it is obligated to deliver if the option is exercised.


                               FUTURES CONTRACTS
                               -----------------

The Fund may buy and sell financial futures contracts and options on futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of specific securities at a specified future time and at a specified price. Financial futures contracts which are standardized as to maturity date and the underlying financial instruments are traded on national futures exchanges, and include futures contracts on equity securities, debt securities and foreign currencies.

Although index futures contracts by their terms call for settlement in cash, in most cases the contracts are closed out before the settlement date.
Closing out an open futures position is done by taking an opposite position ("buying") a contract which has previously been "sold" or "selling" a contract previously purchased in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the securities underlying futures contracts it holds.

The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts can be substantial, due to the low margin deposits required. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. There is also the risk of loss by the Fund of margin deposits, in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or related option.

The Fund may use financial futures and options thereon to implement a number of hedging strategies. For example, because the purchase of a financial futures contract requires only a relatively small initial margin deposit, the Fund could remain exposed to the market activity of a broad-based number of stocks contained in the futures index, while maintaining liquidity to meet redemptions. Also, the Fund might temporarily invest available cash in stock index futures contracts or options pending investments in securities. These investments entail the risk that an imperfect correlation may exist between changes in the market price of an index futures contract and the value of the securities that comprise the index.

There are also limited risk strategies that involve combinations of options and futures positions. For example, the Fund might purchase a futures contract in anticipation of higher prices while simultaneously buying an option on a futures contract to protect against the risk of lower prices. Further, inasmuch as the Fund may purchase foreign securities which are denominated in foreign currencies, the Fund may purchase foreign currency futures contracts in order to hedge against fluctuations in foreign currency exchange rates.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of "variation" (additional) margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn income on its margin deposits. The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial and variation margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets.

When the Fund has a long position in a futures contract or sells a put option, it must establish a segregated account with its custodian bank containing cash or highly liquid, short-term U.S. government securities in an amount equal to the purchase price of the contract or the strike price of the put option (less any margin on deposit). When the Fund sells a call option on a futures contract, it must establish a segregated account with its custodian bank containing cash or highly liquid, short-term U.S. government securities in an amount that, when added to the amount of the margin deposit, equals the market value of the instruments underlying the call option (but are not less than the strike price of the call option). Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.


                             TAXATION OF THE FUND
                             --------------------

The Fund intends to continue to qualify for tax treatment under Subchapter M of the Internal Revenue Code as a regulated investment company and to distribute to shareholders all of its net investment income and realized net capital gains (in excess of any available capital loss carryovers) to relieve the Fund from all Federal income tax. Should the Fund not qualify, it would be subject to Federal, and possibly state, corporate income taxes on its taxable income and gains, and distributions to shareholders would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

Except for transactions the Fund has identified as hedging transactions, the Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

The Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments.

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to shareholders.

Redemptions of Fund shares are taxable transactions for federal and state income tax purposes. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

As stated above, the Fund may invest in securities such as puts, calls, futures contracts, etc. that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise cash for the necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to shareholders by the Fund.


                            INVESTMENT LIMITATIONS
                            ----------------------

The Fund has adopted the following limitations which are designed to reduce certain risks inherent in securities investment and which may be changed only with the approval of the lesser of: (i) at least 67% of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

The Fund may not:

         invest more than 5% of its gross assets in securities of any one issuer (except U.S. Government obligations); invest more than 25% in the securities of companies in the same industry; buy more than 10% of the voting securities of any company; borrow or lend money (this policy shall not prohibit the purchasing of debt securities commonly purchased by institutional investors); purchase securities on margin; buy securities to exercise control or management; issue senior securities (except the Fund may buy and sell options); make short sales (the Fund does not consider the sale of an uncovered call option or financial futures contracts to be short sales); encumber its assets to secure debts; buy or sell real estate or real estate mortgage loans, commodities, or commodity contracts (except financial futures contracts and options thereon); underwrite the securities of any other issuer (except when deemed to be a statutory underwriter in connection with the acquisition of "restricted securities"); acquire the securities of any other domestic or foreign investment company (except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company); this policy shall not prevent the Fund from investing in the securities issued by a real estate investment trust, provided that such Trust is not permitted to invest in real estate or interests in real estate other than mortgages or other security interests.

Although changes in the following restrictions are not subject to stockholder approval, the Fund does not intend to: invest more than 15% of its assets in so-called "restricted securities" (i.e. securities which may not be sold without registration or an exemption from registration under the Securities Act of 1933, as amended, securities with a legal or contractual obligation on resale, foreign securities not listed on a recognized domestic or foreign securities exchange, securities which do not have a bona fide market or securities not readily marketable). In purchasing restricted securities, the Fund may be deemed to be a statutory underwriter unless it acquires and disposes of such securities pursuant to an exemption available under the Securities Act of 1933. If an exemption is not available, the Fund may be required to bear the cost of registering such securities. Ordinarily, restricted securities may be acquired at a discount from the market price of similar securities of the issuer and, therefore, in certain instances, may offer greater opportunity for capital appreciation. The method of valuing restricted securities is described under "Calculation of Net Asset Value".

The Fund is authorized to lend its portfolio securities and enter into repurchase agreements. Investments in repurchase agreements involve certain risks. For example, if the seller of the underlying securities defaults on its obligation to repurchase the securities at a time when their value has declined, the Fund may incur a loss upon disposition. If the seller becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and, therefore, subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. While management acknowledges these risks, it believes that they can be controlled through stringent security selection criteria and careful monitoring procedures.


                        CALCULATION OF NET ASSET VALUE
                        ------------------------------

Shares are sold at the Fund's net asset value per share. The net asset value per share is equal to the current market value of the Fund's securities investments, plus cash and other assets, less liabilities, divided by the number of the Fund's outstanding shares (adjusted to the nearest cent). Portfolio securities traded on a securities exchange or the Nasdaq National Market System ("Nasdaq") are valued at the closing sales price on the market on which they are principally traded. Securities traded over-the-counter, except those that are quoted on Nasdaq, are valued at the prevailing quoted bid price. Other assets and securities for which no quotations are readily available, including restricted securities, are valued at fair value, as determined in good faith by the Board of Directors, or a delegated person acting pursuant to the directions of the Board. The method of valuing assets and securities for which no quotations are available, including restricted securities, will be reviewed at appropriate intervals by the Board.


                              PURCHASE OF SHARES
                              ------------------

The Fund calculates the net asset value per share at the close of the New York Stock Exchange on days when the New York Stock Exchange is open. On other days, the Fund will generally be closed and pricing calculations will not be made. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders for redemption and purchase will not be processed if received when the Fund is not open for business.

The Fund will not knowingly sell its shares where, after the sale, such shares would be owned directly, indirectly, or through a unit investment trust by another investment company, whether a foreign or domestic in the amount of 3% or more, or by an individual or any kind of entity, owning directly, indirectly, or through a unit investment trust in the amount of 5% or more of the then outstanding shares of the Fund. However, this shall not prevent the holding by the Custodian for Philadelphia Fund Investing Programs (a unit investment trust for accumulation of shares of the Fund) or by Philadelphia Fund International Limited required to service their respective security holders.


                          AUTOMATIC INVESTMENT PLAN
                          -------------------------

The Automatic Investment Plan enables shareholders to make regular monthly investments in shares through automatic charges to their bank checking accounts. With shareholder authorization and bank approval, U.S. Bank, N.A. will automatically charge the bank account for the amount specified, which will be automatically invested in shares at the net asset value on the date specified by the shareholder. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a quarterly confirmation statement showing the transactions during the calendar quarter. Participation in the plan will begin within 30 days after receipt of a completed section 6 of the General Account Application and a voided check from your checking account. If your bank account cannot be charged due to insufficient funds, a stop payment order, or the closing of your bank account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to Unified Fund Services, Inc. P.O. Box 6110, Indianapolis, IN 46204-6110.


                              TAX SHELTERED PLANS
                              -------------------

For self-employed individuals, partnerships, and corporations there is available through the Fund a prototype Profit Sharing/Money Purchase Pension Plan which has been approved by the Internal Revenue Service. The Profit Sharing Plan permits an employer to make tax-deductible investments in the

Fund on behalf of each participant up to the lesser of 15% of each participant's earned income (or compensation), or $30,000. The Money Purchase Pension Plan permits an employer to make tax-deductible contributions on behalf of each participant up to the lesser of 25% of earned income (or compensation), or $30,000. If an employer adopts both the Profit Sharing Plan and the Money Purchase Pension Plan, deductible contributions to both plans, in the aggregate, may be made on behalf of each participant up to the lesser of 25% of earned income (or compensation), or $30,000. Also, the Fund makes available an Individual Retirement Account (IRA) which permits tax-deductible investments in the Fund by certain taxpayers up to $2,000 per year. All taxpayers may make nondeductible IRA contributions up to $2,000 to a separate account whether or not they are eligible for a deductible contribution. The minimum amount which must be contributed to establish an IRA account is $1,000, and there is a $250 minimum investment amount required to establish a Spousal IRA account. Dividends and capital gains distributions paid on Fund shares held in a retirement plan or an IRA will be reinvested at net asset value and accumulate free from tax until withdrawn.

The Fund also makes available a "Roth IRA" - which permits nondeductible investments in the Fund by certain taxpayers up to $2,000 per tax year. If the Roth IRA is maintained for at least a five-year period beginning with the first tax year for which a contribution to the Roth IRA was made, distributions from the Roth IRA after age 59-1/2 or under certain other circumstances will be completely tax free.

An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

Forms to establish an IRA or Profit Sharing/Money Purchase Pension Plan are available from the Fund or Baxter Financial Corporation.


                              FREE FLYER PROGRAM
                              ------------------

Baxter Financial Corporation, the Fund's distributor (the "Distributor"), makes available to qualifying investors a Free Flyer Program which credits the investor with one point for each dollar invested in the Fund. A qualifying investor who accumulates 50,000 points can redeem them for one round-trip coach ticket for travel in North America on any airline up to a maximum ticket price (including all taxes and fees) of $500. Dividends and capital gains distributions that are reinvested in Fund shares will not count toward the total points necessary to obtain a ticket. A qualifying investor may earn only up to a maximum of 1,000,000 points in any calendar year. All of a Program participant's points in an account expire three years after the last investment of at least $100 in that account. Points are not transferable or redeemable for cash.

A "qualifying investor" means any investor who elects on the Fund investment application form to participate in the Program, except IRA accounts, 401(k) Plans and other tax-qualified retirement plans which are subject to restrictions under the Employees Retirement Income Security Act of 1974 and, therefore, cannot acquire such awards.

Program participants who redeem shares within 12 months after the purchase date and have received a program airline ticket will be subject to a contingent deferred sales charge ("CDSC") of one percent of the net asset value of the shares at the time of purchase. Only shares purchased after the date a shareholder elects to participate in the Program will be subject to the CDSC. The CDSC will be deducted from the redemption proceeds Points associated with those redeemed shares will be removed from the Program and will not be used to determine the participant's eligibility for an airline ticket.

Money reinvested in the Fund within two months after a redemption will not count toward accumulation of Program points. However, any money invested in excess of the amount redeemed will accumulate Program points.

The Distributor will inform investors who receive points under the Program of the Distributor's estimate of the fair market value of the points, and that the investor's tax basis in the shares should be adjusted downward by the fair market value of the points as an adjustment of such investor's purchase price for the shares. Investors who participate in the Program should consult their tax advisors to determine the tax consequences that such a basis adjustment will have when they dispose of their Fund shares. Baxter Financial is free to alter or cancel the program at any time at its sole discretion.


                             REDEMPTION OF SHARES
                             --------------------

Payments for shares redeemed, or the right of redemption, may be suspended for any period during which the New York Stock Exchange is closed, other than customary week-end and holiday closings or during which, by order of the Securities and Exchange Commission (the "Commission"), trading on the New York Stock Exchange is restricted, or for any period during which an emergency, as determined by order of the Commission, exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the values of its net assets, or for such other periods as the Commission may, by order, permit for the protection of security holders of the Fund.


                            CHECK WITHDRAWAL PLAN
                            ---------------------

An investor with a minimum account balance of $5,000 who is not currently participating in the Automatic Investment Plan may have sufficient Fund shares automatically redeemed at regular monthly or quarterly intervals to provide payments of $25 or more. This minimum amount is not necessarily a recommended amount. The privilege may be exercised by a written request to Unified Fund Services, Inc. specifying the amount of the check to be received each month (or each quarter as desired). Share certificates cannot be issued while the Plan is in effect. With the custodian's approval, payment amounts may be revised at any time by the investor. All shares owned or purchased will be credited to the Check Withdrawal Plan and a sufficient number of shares will be sold from the investor's account to meet the requested withdrawal payments. All income dividends and capital gains distributions on shares held will be reinvested in additional shares at net asset value on the ex-dividend date. Since the withdrawal payments represent the proceeds from the sales of shares, there will be a reduction of invested capital to the extent that the withdrawal payments exceed the income dividends and capital gains distributions paid and reinvested in shares held in the account. While no charge is contemplated on each withdrawal payment at present, the right is reserved at any future time to deduct $1.00 from each withdrawal payment. At present, the expenses are paid by the Fund. This Plan, upon written notice to the Custodian, can be terminated at any time without penalty. Any subsequent investments in this type of plan must be $1,000 or more.


                             RIGHTS OF OWNERSHIP
                             -------------------

Each share of the Fund's common stock has an equal interest in the Fund's assets, net investment income, and in any net capital gains realized by the Fund. Each share is entitled to one vote. The shares are non-assessable, fully transferable, and redeemable at the option of the shareholder. The shares typically may be sold only for cash, except to acquire the major portion of the assets of another investment company. The shares have no conversion, preemptive, or other subscription rights. Shareholders having questions about the Fund or their accounts may call or write to the Fund at its telephone number or address shown on the cover of this Statement of Additional Information.

Ordinarily, the Fund does not intend to hold an annual meeting of shareholders in any year except when required under the Investment Company Act of 1940 (the "1940 Act").


                            OFFICERS AND DIRECTORS
                            ----------------------

The Board of Directors (the "Board"), guided by the recommendations of the Advisor, establishes the broad investment policies and, under Maryland law, is responsible to oversee the management of the Fund.

Each Director who is not an "interested person" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Independent
Directors")) is a member of the Fund's Audit Committee. The Audit Committee's functions include: (a) overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers of the Fund; (b) overseeing the quality and objectivity of the Fund's financial statements and the independent audits
thereof; and (c)	acting as a liaison between the Fund's independent public
accountants and the full Board. The Audit Committee meets at least on a semi-annual basis , and is empowered to hold open or private meetings as circumstances require.

When making its decision to renew the advisory contract with Baxter Financial Corporation, the Board considered the Fund's performance versus the S&P 500 Index, S&P 500/ BARRA Value Index, Russell 1000 Index, Russell 1000 Value Index, Wilshire 5000, Wilshire Target Large Value Index. The Board also compared the Fund's performance with the average rating, risk and return of other funds with a growth and income objective listed in the Morningstar Large Value Category. In addition, the Board compared the Fund's management related and total expense ratios against funds with total net assets between $75 million and $125 million in Lipper's Growth and Income Category. The Board also considered (1) the nature and quality of the services provided to the Fund's shareholders, (2) the profitability of the Fund to Baxter Financial Corporation, (3) that the Funds realize economies of scale as they grow larger and the breakpoints included in the advisory contracts which allow shareholders to participate in the resulting benefits, (4) comparative fee structures, and
(5) any "fall-out" benefits including administrative fees received by Baxter Financial under a separate contract accruing to the advisor as a result of managing the Funds. After considering all of the data above, the Board concluded that the Fund's performance and management related expense ratio were acceptable compared to other funds and indexes.

The names, addresses, ages, length of service, principal business occupations for at least the past five years and other directorships of the officers and Directors of the Fund are listed below. In most cases, more than five years of business are included in order to present shareholders with a better awareness of the Directors' experience. All officers and Directors hold identical positions with Eagle Growth Shares Inc., a registered investment company, and with the Fund. Each Director who is an "interested person" of the Fund, as defined in Section 2(a)(19) of the 1940 Act, is identified under the "Interested Persons" or "Interested Directors" headings below. The officers and directors of the Fund, aggregately, own less than 1% of the outstanding securities of the Fund.


Independents Directors
----------------------

Kenneth W. McArthur, Director (1987 - 2002),                        Age:(66)
                     Audit Committee Chairman (2001 - 2002)
93 Riverwood Parkway, Toronto, Ontario, Canada, M8Y 4E4

Chairman, Shurway Capital Corp. (private investment company); Trustee, BMO Mutual Funds (Canadian registered investment company); Trustee & Investment Committee Member, Canada Post Pension Fund; Director, Fahnestock Viner Holdings, Inc. (financial services holding company); formerly, Vice President and Director, Nesbitt Investment Management; formerly, President, Chief Executive Officer, and Director, Fahnestock & Co., Inc. (securities brokerage); formerly, Senior Vice President and Chief Financial Officer, Nesbitt Thomson Inc. (holding company).


Donald P. Parson, Director (1987 - 2002),                           Age:(60)
                  Audit Committee Member (2001 - 2002)

c/o Satterlee Stephens Burke & Burke LLP, 230 Park Avenue, New York, NY 10169

Counsel, Satterlee Stephens Burke & Burke LLP; Director, Home Diagnostics, Inc. (medical device company); Chairman of the Board, Syracuse University College of Law; formerly, Partner, Parson & Brown, Attorneys at Law; formerly, Director, ITSN, Inc. (interactive satellite kiosks); formerly, Partner, Whitman & Ransom, Attorneys at Law.


Robert L. Meyer, Director (1989 - 2002)                             Age:(61)
                 Audit Committee Member (2001 - 2002)
c/o Ehrlich Meyer  Associates, Inc., 25 Griffin Avenue,
P.O. Box 496, Bedford Hills, NY  10507

President, Ehrlich Meyer Associates, Inc. (investment management); formerly, Principal Officer, Convergent Capital Corporation (holding company); formerly, Director, Vice President, and Senior Vice President, Fahnestock & Co., Inc.

James Keogh, Director (1987 - 2002)                                 Age:(85)
             Audit Committee Member (2001 - 2002)
202 West Lyon Farm Drive, Greenwich, CT 06831

Writer/Editor; formerly, Executive Editor, TIME (newsmagazine); formerly, Director, United States Information Agency; formerly, Executive Director, The Business Round Table.


Thomas J. Flaherty, Director (1989 - 2002)                          Age:(77)
                    Audit Committee Member (2001 - 2002)

400 Ocean Road, House No. 175, Vero Beach, FL  32963

Retired. Formerly, Executive Vice President, Philadelphia Fund, Inc.; formerly, President, Eagle Growth Shares, Inc.; formerly, President and Director, Universal Programs, Inc. and Eagle Advisory Corporation (investment advisors); formerly, partner Fahnestock & Co.


Interested Persons
------------------

Donald H. Baxter, Director and President (1989 - 2002)              Age:(58)
1200 North Federal Highway, Suite 424, Boca Raton, FL  33432

Director, President, and Treasurer, Baxter Financial Corporation; Director and President, Universal Programs International Limited (distributor); formerly, Director, Sunol Molecular Corp. (biotechnology); formerly, Director, Great Eastern Bank; formerly, Director, Frost Hanna Capital Group (publicly registered acquisition company); formerly, Managing Member, Crown Capital Asia Limited Liability Company (private investment company); formerly, Managing Member, Baxter Biotech Ventures Limited Company (private investment company); formerly, Portfolio Manager, Nesbitt Thomson Asset Management Inc.


Ronald F. Rohe, Vice President, Secretary,                          Age:(59)
                and Treasurer (1990 - 2002)
1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432

Chief Operating Officer and Marketing Director, Baxter Financial Corporation; Secretary, Universal Programs International Limited (distributor); formerly, registered representative, Paine Webber Incorporated.


Each director, except Donald H Baxter, receives from the Philadelphia Fund a $2,000 annual fee and $1,150 for each quarterly Board of Directors meeting attended. Donald H. Baxter does not receive any annual or meeting fees as a director. Thomas J. Flaherty, a director and former officer of the Fund, receives a monthly pension from the Fund which amounted on an annual basis to $12,500 for the year ended November 30, 2001. Donald P. Parson, a director of the Fund, is of counsel with the firm Satterlee Stephens Burke & Burke which handles miscellaneous New York litigation for the Fund. In addition, each director, except Donald H. Baxter, receives $50 from Eagle Growth Shares for each quarterly Board of Director's meeting they attend.

 _____________________________________________________________________________
|Independent Directors' Fund Holdings Table                     as of 12/31/01|
|-----------------------------------------------------------------------------|
|                                 |                     |    Total Dollar     |
|                                 |       Dollar        |   Range of Equity   |
|                                 |   Range of Equity   |  Securities in the  |
|                                 |     Securities      |Fund and Eagle Growth|
|Director's Name                  |    in the Fund      |    Shares, Inc.     |
|---------------------------------|---------------------|---------------------|
|Thomas J. Flaherty               |  $10,001 - $50,000  |   over $100,000     |
|---------------------------------|---------------------|---------------------|
|James Keogh                      |  $50,001 - $100,000 |   over $100,000     |
|---------------------------------|---------------------|---------------------|
|Kenneth W. McArthur              |        None         |        None         |
|---------------------------------|---------------------|---------------------|
|Robert L. Meyer                  |        None         |    $1 - $10,000     |
|---------------------------------|---------------------|---------------------|
|Donald P. Parson                 |  $10,001 - $50,000  |   over $100,000     |
|_________________________________|_____________________|_____________________|


_______________________________________________________________________________
|Interested Directors' Fund Holdings Table                     as of 12/31/01 |
|-----------------------------------------------------------------------------|
|                                 |                     |    Total Dollar     |
|                                 |       Dollar        |   Range of Equity   |
|                                 |   Range of Equity   |  Securities in the  |
|                                 |     Securities      |Fund and Eagle Growth|
|Director's Name                  |    in the Fund      |    Shares, Inc.     |
|---------------------------------|---------------------|---------------------|
|Donald H. Baxter                 |        None         |        None         |
|_________________________________|_____________________|_____________________|


_______________________________________________________________________________
|COMPENSATION TABLE                                                           |
|for the fiscal year ended 11/30/01                                           |
|----------------------------------       Pension or                          |
|                                         Retirement                          |
|                                         Benefits   Estimated   Total        |
|                                         Accrued    Annual      Compensation |
|                           Aggregate     as part    Benefits    from Fund and|
|                           Compensation  of Fund    Upon        Eagle Growth |
|Name, Position             From Fund     Expenses   Retirement  Shares, Inc. |
|_____________________________________________________________________________|
|Thomas J. Flaherty, Director   $6,600    $12,500                  $6,800     |
|-----------------------------------------------------------------------------|
|James Keogh, Director          $6,600                             $6,800     |
|-----------------------------------------------------------------------------|
|Kenneth W. McArthur, Director  $6,600                             $6,800     |
|-----------------------------------------------------------------------------|
|Robert L. Meyer, Director      $5,450                             $5,600     |
|-----------------------------------------------------------------------------|
|Donald P. Parson, Director     $6,600                             $6,800     |
|-----------------------------------------------------------------------------|

The Fund and Baxter Financial Corporation, the Fund's investment advisor and principal underwriter, have adopted codes of ethics under rule 17j-1 of the Investment Company Act. Those codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund provided that the Fund is not at the same time purchasing or selling or considering purchasing or selling the same securities or the President of the Fund approves the transactions because there is deemed to exist only a remote possibility of a conflict of interest.


                                  BROKERAGE
                                  ---------

Donald H. Baxter, President of Baxter Financial Corporation, the Fund's investment advisor and principal underwriter, is responsible for the selection of brokers to execute Fund portfolio transactions. Mr. Baxter seeks to obtain the best price and execution of Fund portfolio transactions and selects brokers with this goal in mind. In selecting brokers, Mr. Baxter also considers the commission rate being paid by the Fund. Commissions on listed securities are based on competitive rates, and Mr. Baxter seeks assurance that the commissions paid by the Fund are reasonable in relation to the rates paid by other similar institutions which are comparable in size and portfolio characteristics to the Fund, and commensurate with the services being provided by the broker. To accomplish this, Mr. Baxter negotiates commission levels with brokers with whom the Fund does business; compares the quoted commission level, and applies his own knowledge regarding the general levels of commissions prevailing from time to time. Baxter Financial Corporation is authorized to allocate brokerage transactions to dealers that have sold Fund shares. Such transactions are subject to the requirement to seek to obtain the best price and execution. Mr. Baxter also considers the value of research services provided to the Fund by these brokers. Mr. Baxter is permitted to pay a higher commission than another broker might charge when, in his good faith judgment, such commission is reasonable in relation to the value of research or brokerage services provided by such broker. During fiscal year ended November 30, 2001, the Fund paid total brokerage commissions of $59,660 to brokers that provided research services.

Receipt of research information, including statistical and market analyses, economic and financial studies from other securities firms, electronic quotation services, and on-line electronic analysis software, enables the Advisor to supplement its own research and analysis activities by taking available views of other securities firms and is a factor considered in selecting brokers for the Fund. Allocations of brokerage for the receipt of research and statistical information are made in the best judgment of Mr. Baxter and not in accordance with any formula.

Baxter Financial Corporation serves as investment advisor to two registered investment companies, the Fund and Eagle Growth Shares, Inc., and manages various institutional and individual investors. Receipt of research information by Baxter Financial Corporation may also be of benefit to Eagle Growth Shares, Inc. and these other private accounts.

During the fiscal years ended November 30, 2001, 2000, and 1999, the Fund paid total brokerage commissions of $229,026, $682,578, and $853,627, respectively. The significantly lower level of commissions incurred by the Fund in 2001 was due to the declining equity markets and the defensive position of the portfolio. During a substantial part of the year, the portfolio was invested in a higher percentage of bonds and commercial paper. The commissions per trade paid to brokers was reduced also. The decreased level of commissions incurred by the Fund in 2000 was due to the portfolio manager's more defensive investment posture. The Fund increased its holdings of U.S. Treasury Bonds by $25 million due to the portfolio manager's belief that equity prices in general would decline. This action left less funds available for equity investment resulting in lower equity commissions while increasing the portfolio turnover rate.

On over-the-counter transactions the Fund generally deals with the principal market makers and no commissions are paid to a broker except in situations where execution through the broker is likely to result in a savings to the Fund.


                   INFORMATION ABOUT THE INVESTMENT ADVISOR
                   ----------------------------------------

The Advisor receives an investment advisory fee from the Fund which, on an annual basis, equals .75 percent of the net assets of the Fund not exceeding $200,000,000. The rate of this annual fee is reduced to .625 percent on net assets in excess of $200,000,000 but less than $400,000,000, and to .50 percent on net assets in excess of $400,000,000. The fee is payable monthly, based on the month-end net asset value of the Fund, at 1/12th of the annual fee rate. As of November 30, 2001, the net assets of the Fund were $84,955,528. For the fiscal year ended November 30, 2001, the Fund paid the Advisor total advisory fees equal on an annual basis to .75% of the average net assets.

During the fiscal years ended November 30, 2001, 2000, and 1999, the Fund paid investment advisory fees to the Advisor totaling $687,522, $726,396, and $851,663, respectively.

The Investment Advisory Agreement (the "Advisory Agreement") between Baxter Financial Corporation and the Fund was approved by the Fund's shareholders on March 19, 1991 and became effective on April 1, 1991. The Advisory Agreement requires the Advisor to provide the Fund with a continuous review of and recommendations regarding investment of the Fund's assets.

The Advisor is also responsible for providing the Fund with administrative services, such as clerical and secretarial personnel and facilities, necessary to administer the affairs of the Fund, pursuant to an Administration
Agreement between the Fund and the Advisor. For these services, the Fund pays the Advisor a fee which is equal on an annual basis to .25 percent of the net assets of the Fund. All services provided by the Advisor are subject to the approval and the overall supervision of the Fund's Board of Directors.

During the fiscal years ended November 30, 2001, 2000, and 1999, the Fund paid administration fees totaling $229,174, $242,132, and $283,888, respectively, to Baxter Financial Corporation.

The current Administration Agreement between the Fund and Baxter Financial Corporation requires Baxter Financial Corporation to supervise and provide for the administrative operations of the Fund, including the provision of office space, utilities, equipment, and clerical, secretarial, and administrative personnel.

The Fund pays all of its own operating expenses, including: custodian and transfer agent fees, insurance premiums, registration fees, cost of Directors' and stockholders' meetings, distribution expenses, legal and accounting fees, printing, and postage. U.S. Bank, N.A. acts as the Fund's custodian.
Unified Fund Services, Inc. acts as transfer agent, dividend paying agent, and provides the Fund with certain accounting services.


                            PRINCIPAL UNDERWRITER
                            ---------------------

The Fund's shares are offered, without a sales charge, on a continuous and "best efforts" basis by Baxter Financial Corporation, the Fund's principal underwriter.


                                 DISTRIBUTION
                                 ------------

The Board of Directors and stockholders of the Fund approved a Plan of Distribution in accordance with Rule 12b-1 of the Investment Company Act of 1940 (the "Distribution Plan") which provides for payment by the Fund of expenses related to the distribution of Fund shares. Under the Distribution Plan the Fund may make payments in any month in an amount not greater than 1/24th of 1% of the net asset value of the Fund (.5% on an annual basis) based on the net asset value calculated on the last business day of each month. Payment may be made on either a compensatory or reimbursement basis as determined by the Board of Directors. Baxter Financial Corporation ("BFC") has agreed to wave fees in excess of .15% per annum until further notice.

Distribution payments may be made by the Fund directly or to Baxter Financial Corporation for any advertising and promotional expenses incurred which further the sale and distribution of Fund shares, including the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund; the costs of preparing and distributing any supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the costs of telephones, telephone lines and other communications equipment used in the sale of Fund shares, the salary of a Marketing Director and related support personnel, the costs of sales seminars, the costs of maintaining an office for the sale of the Fund's shares, and to defray the costs of such other products or services to be used to sell, or further the sale of, Fund shares, as may be approved by the Board of Directors of the Fund. Payments under the Distribution Plan to Baxter Financial Corporation are for actual costs and expenses incurred or to be incurred by Baxter Financial Corporation in connection with the distribution of Fund shares. Payments to dealers may include commissions and "trail commissions" or service fees for services in connection with the sale or retention of Fund shares. Payments may not be used to defray the overhead expense of Baxter Financial Corporation, interest, or for the carry forward of expenses which are incurred which would be in excess of the expense ceiling (.5% annually) in expectation of payment under the Plan in future years.

During fiscal year ended November 30, 2001, the Fund paid out a total of $137,504 under the Distribution Plan. The entire amount was a service fee to provide shareholders of the Fund (including persons who are indirect shareholders through ownership of Philadelphia Fund Investing Programs) with personal services, including advice and information regarding their share accounts, such as information regarding account activity and other related information; the application and use of the prototype retirement plans of the

Fund; a semiannual newsletter; assistance with questions regarding the Fund's transfer agent; and other information and services, including the personnel, communications equipment, office space, and supplies to provide such specified services.

The Distribution Plan may be continued for one year terms if approved at least annually by a majority vote, cast in person, of both the Board of Directors and those Directors who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940 (the "Disinterested Directors"), at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan may be terminated at any time, without penalty, by a vote of a majority of the Fund's Disinterested Directors, or by vote of a majority of the outstanding voting securities of the Fund. The Distribution Plan terminates automatically in the event of an "assignment" of the Plan as defined in section 2(a)(4) of the Investment Company Act of 1940. Also, while the Distribution Plan remains in effect the nomination of the Disinterested Directors of the Fund is committed to the discretion of such Directors.

The Board of Directors believes there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders in light of the perceived need to increase the sale of Fund shares. The benefits that would accrue to the Fund by an increase in the level of sales of Fund shares are that the Fund would have the ability to expand the investment opportunities available to it with increased cash, certain costs of operation would be decreased in proportion to the size of the Fund, and the Fund could benefit from a scaled-down advisory fee rate if the Fund's net assets grow to exceed $200,000,000 (a decrease from an annual fee of .75% to .625% of those assets in excess of $200,000,000). Mr. Baxter, President and sole stockholder of Baxter Financial Corporation, investment advisor of the Fund and underwriter, would also benefit from increased sales of Fund Shares.

The Distribution Plan provides that out of the total maximum distribution fee payable , which is .5% of the net assets value of the Fund on an annual basis, a monthly fee, equal on an annual basis to .25% of the net asset value of the Fund, will be paid to BFC for providing shareholders of the Fund, with personal services, including advice and information regarding their share accounts, the application and use of the prototype retirement plans of the Fund, a periodic newsletter, assistance with questions regarding the Fund's transfer agent, and other information and services designed to retain the loyalty of shareholders to the Fund and enhance the likelihood that the shareholders will refrain from redeeming their shares. In connection with the foregoing, BFC is required to provide personnel, communications equipment and other facilities, including office space, supplies and the like, and, in its discretion, may make payments to broker-dealers that are registered under the Securities Act of 1934 and members of the National Association of Securities Dealers, Inc. ("NASD"), for providing shareholders of the Fund with services that are similar to those described above.

An NASD rule has reduced and may continue to reduce the amount that the Fund may pay for sales-related expenses under the Distribution Plan.


                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT
                   ---------------------------------------

Briggs, Bunting & Dougherty, LLP, Philadelphia PA, serve as the independent certified public accountant of the Fund. As such, that firm conducts audits of the Fund's annual and semi-annual reports to stockholders and prepares the Fund's tax returns.

                       CALCULATION OF PERFORMANCE DATA
                       -------------------------------

Following are quotations of the annualized total returns for the one, five, and ten year periods ended November 30, 2001 using the standardized method of calculation pursuant to Securities and Exchange Commission guidelines:

                         Average Annual Total Returns
                         ----------------------------
                   One-Year.....................     -2.23%
                   Five-Year....................      7.82%
                   Ten-Year.....................     11.11%

As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compounded rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period, less any recurring fees charged to a shareholder account. The results are annualized and presented accordingly. The calculation assumes that the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one, five, and ten year period and the deduction of all applicable charges and fees.

The Securities and Exchange Commission guidelines provide that "average annual total return" be computed according to the following formula:

                                        n
                               P (1 + T)  = ERV
Where:

     P    =    a hypothetical initial payment of $1,000

     T    =    average annual total return

     n    =    number of years

     ERV  =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).


Non-standardized performance figures may also be presented in connection with Fund advertisements. Performance figures calculated in this manner may exclude charges which might otherwise reduce return figures, including, for example, the sales performance over periods of time other than the one, five, and ten year periods. Non-standardized total return figures, when furnished, shall be accompanied by standardized total return figures which shall reflect Fund performance over the following time periods: (1) one-year to date and May 1, 1987 to date, the latter being the date on which Mr. Donald H. Baxter assumed exclusive portfolio management responsibilities pertaining to the Fund, or (2) one, five, and ten year periods as of the most recent fiscal year end of the Fund. However, notwithstanding the foregoing, standardized total return figures for one, five, and ten year periods shall always be presented in the Fund's Statement of Additional Information.

                        COMPARISONS AND ADVERTISEMENTS
                        ------------------------------

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, Fund advertisements may discuss total return as reported by various financial publications, or advertisements may also compare total return to total return as reported by other investments, indices, and averages. Without limitation, the following publications, indices, and averages may be used:


     (a) Dow Jones Composite Average or its component averages -- an unmanaged index presently composed of 30 industrial corporation stocks (Dow Jones Industrial Average), 15 utility company stocks and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

     (b) Standard & Poor's 500 Stock Index -- an unmanaged index presently composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

     (d) Lipper -- Mutual Fund Performance Analysis and Lipper Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

     (e) Financial publications, including Business Week, Changing Times, Financial World, Forbes, Fortune, Money Magazine, Wall Street Journal, and Barron's, which rate fund performance over various time periods.


                             FINANCIAL STATEMENTS
                             --------------------

The financial statements of the Fund for the fiscal year ended November 30, 2001, including the Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Notes to Financial Statements, Financial Highlights, and Independent Auditor's Report, as set forth in the Fund's Annual Report to Stockholders for fiscal year ended November 30, 2001, are incorporated herein by reference.

                                    PART C
                                    ------

Other Information
-----------------

Item 23.    Exhibits
--------    ---------------------------------

     (a)    Certificate of Incorporation.

            Incorporated herein by reference to Exhibit 24 (b)(1) to Post-Effective Amendment No. 74 to the Registration Statement under the Securities Act of 1933

     (b)    By-Laws, as amended.

     (c)    Specimen of Certificate of Common Stock.

            Incorporated herein by reference to Exhibit 24 (b) (4) to Post-Effective Amendment No. 74 to the Registration Statement under the Securities Act of 1933

     (d)    Investment Advisory Agreement.

            Incorporated herein by reference to Exhibit 24 (b) (5) to Post-Effective Amendment No. 73 to the Registration Statement under the Securities Act of 1933

     (e)    Distribution Agreement with Baxter Financial Corporation.

            Incorporated herein by reference to Exhibit 24 (b) (6) to Post-Effective Amendment No. 73 to the Registration Statement under the Securities Act of 1933

(f) The former Executive Vice President who is also a Director, receives a pension of $12,500 annually. The pension arrangements are not set forth in formal documents.

     (g)    Custody Agreement with Star Bank, N.A.

            Incorporated herein by reference to Exhibit 24 (b) (8) to Post-Effective Amendment No. 73 to the Registration Statement under the Securities Act of 1933

     (h)    Administration Agreement and Amendment to Administration Agreement.

            Incorporated herein by reference to Exhibit 24 (b) (9) to Post-Effective Amendment No. 73 to the Registration Statement under the Securities Act of 1933

     (h)(1) Mutual Fund Services Agreement for Fund Accounting Services and Transfer Agency Services with Unified Fund Services, Inc.

     (i)    Opinion of Counsel

     (j)    Consent of Briggs, Bunting & Dougherty, LLP
            Independent Certified Public Accountants.

     (k)    None.

     (l)    None.

     (m)    Distribution Plan, as amended

            Incorporated herein by reference to Exhibit 24 (b) (15) to Post-Effective Amendment No. 73 to the Registration Statement under the Securities Act of 1933

     (n)    None.

     (o)    Reserved.

     (p)    Philadelphia Fund Code of Ethics

            Incorporated herein by reference to Exhibit 23 (p) to Post-Effective Amendment No. 77 to the Registration Statement under the Securities Act of 1933

     (p)(1) Baxter Financial Corporation Code of Ethics

            Incorporated herein by reference to Exhibit 23 (p)(1) to Post-Effective Amendment No. 77 to the Registration Statement under the Securities Act of 1933


Item 24.    Persons Controlled by or Under Common Control with Registrant
--------    -------------------------------------------------------------

            Not applicable; no person either directly or indirectly is controlled by or under common control with the registrant.

Item 25.    Indemnification.
--------    ----------------

            Section 54 of the Registrant's By-Laws provides for indemnification, as set forth below.

            With respect to the indemnification of the Officers and Directors of the Corporation:

            (a) The Corporation shall indemnify each Officer and Director made party to a proceeding, by reason of service in such capacity, to the fullest extent, and in the manner provided, under section 2-418 of the Maryland General Corporation law: (i) unless it is proved that the person seeking indemnification did not meet the standard of conduct set forth in subsection
                 (b)(1) of such section; and (ii) provided, that the Corporation shall not indemnify any Officer or Director for any liability to the Corporation or its security holders arising from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

            (b) The provisions of clause (i) of paragraph (a) herein notwithstanding, the Corporation shall indemnify each Officer and Director against reasonable expenses incurred in connection with the successful defense of any proceeding to which such Officer or Director is a party by reason of service in such capacity.

            (c) The Corporation, in the manner and to the extent provided by applicable law, shall advance to each Officer and Director who is made party to a proceeding by reason of service in such capacity the reasonable expenses incurred by such person in connection therewith.


Item 26.   Business and Other Connection of Investment Advisor.
--------   ----------------------------------------------------
           Baxter Financial Corporation is investment advisor to the Registrant, to Eagle Growth Shares, Inc., and to institutional and individual investment accounts; and acts as underwriter of Shares of the Fund and of Eagle Growth Shares, Inc.

           DONALD H. BAXTER - Director, President and Treasurer, Baxter Financial Corporation; President and Director, Eagle Growth Shares, Inc. and Philadelphia Fund, Inc.; Director and President, Universal Programs International Limited (distributor); formerly, Director, Sunol Molecular Corp. (biotechnology).

           RONALD F. ROHE - Chief Operating Officer, Baxter Financial Corporation; Vice President, Eagle Growth Shares, Inc. and Philadelphia Fund, Inc.; Secretary, Universal Programs
           International Limited (distributor).

The address of Baxter Financial Corporation, Universal Programs International Limited, Eagle Growth Shares, Inc. and Philadelphia Fund, Inc. is 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432.


Item 27.   Principal Underwriters.
--------   -----------------------

           (a) Baxter Financial Corporation, 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 serves as principal underwriter of the Fund. Baxter Financial Corporation also serves as underwriter of shares of Eagle Growth Shares, Inc. Baxter Financial Corporation also serves as investment adviser to the Fund, Eagle Growth Shares, Inc., and to private investment accounts.

           (b)  See Item 26.

           (c)  Not applicable


Item 28.   Location for Accounts and Records.
--------   ----------------------------------

           All books and records of the Registrant are maintained and are in the possession of the Fund, at 1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432, except those which are kept by

           U.S. Bank, N.A., the Fund's custodian, and Unified Fund
           Services, Inc., the Fund's transfer agent and dividend disbursing agent.


Item 29.   Management Services.
--------   --------------------

           NONE.


Item 30.   Undertakings.
--------   -------------

           Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the registrant's latest Annual Report to Stockholders without charge.

                                  SIGNATURES
                                  ----------

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Philadelphia Fund, Inc., certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to its Registration Statement (Commission File Nos. 2-10698 and 811-505) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, and the State of Florida on the 26th day of March, 2002.

                                Philadelphia Fund, Inc.
                                    (Registrant)

                                By:/s/Donald H. Baxter
                                ----------------------------
                                Donald H. Baxter,  President

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement (File No. 2-10698) has been signed below by the following persons in the capacity and on the date indicated.


Signature                      Title                       Date
---------                      -----                       ----
                           President, Principal
/s/Donald H. Baxter        Executive Officer and       March 11, 2002
----------------------     Director
Donald H. Baxter

/s/Ronald F. Rohe          Treasurer, Principal        March 11, 2002
----------------------     Financial Officer
Ronald F. Rohe

/s/Kenneth W. McArthur     Director                    March 11, 2002
----------------------
Kenneth W. McArthur

/s/Donald P. Parson        Director                    March 11, 2002
----------------------
Donald P. Parson

/s/Robert L. Meyer         Director                    March 11, 2002
----------------------
Robert L. Meyer

/s/James Keogh             Director                    March 11, 2002
----------------------
James Keogh

/s/Thomas J. Flaherty      Director                    March 11, 2002
----------------------
Thomas J. Flaherty

                                 EXHIBIT INDEX
                                 -------------

                                                                         PAGE
                                                                         ----

Item 23(b)           By-Laws, as amended.                                 42


Item 23(h)(1)        Mutual Fund Services Agreement for Fund
                     Accounting Services and Transfer Agency              72
                     Services with Unified Fund Services, Inc.


Item 23(i)           Opinion of Counsel                                   93


Item 23(j)           Consent of Briggs, Bunting & Dougherty, LLP          95

                     PHILADELPHIA FUND, INC.

                              BY-LAWS

                              OFFICES
                              -------

	1. The principal office shall be in the City of Baltimore, County of Baltimore City, State of Maryland, and the name of the resident agent in charge thereof is The Corporation Trust
Incorporated.

	2. The Corporation shall also have an office in Boca Raton, Florida, and also offices at such other places as the Board of Directors may from time to time determine as the business of the corporation may require.

                        STOCKHOLDERS' MEETINGS
                        ----------------------

	3. Annual Meetings, if held, shall be held at the office of the Corporation in Boca Raton, Florida or at such other place in the United States as the Board of Directors may determine.
Meetings of stockholders for any other purpose may be held at such place within the United States and at such time as shall be stated in the notice of the meeting, or in a duly executed waiver of the notice thereof.

	4. The Corporation is not required to hold an Annual Meeting in any year in which the Corporation is not required to convene a meeting to elect directors under the Investment Company Act of 1940. If the Corporation is required under the Investment Company Act of 1940 to hold a stockholder meeting to elect directors, the meeting shall be designated an Annual Meeting of Stockholders for that year, and shall be held no later than 60 days after the occurrence of the event requiring the meeting; except if an Order is granted by the Securities and Exchange Commission exempting the Corporation from the operation of Section 16(a) of the Investment Company Act of 1940 or a no-action position of similar effect is obtained, then such Meeting shall be held no later than 120 days after the occurrence of the event requiring the Meeting.
Otherwise, Annual Meetings shall be held only if called by the Board of Directors of the Corporation and, if called, shall be held at such time as provided in Section 5 of these By-Laws.

	5. If an Annual Meeting is held for any reason other than to elect directors pursuant to the requirements of the Investment Company Act of 1940, such meeting shall be held on the first Wednesday of the fourth month next succeeding the end of the fiscal year in any year in which an annual meeting is held, if not a legal holiday, and if a legal holiday, then on the next business day following, at 11:00 o'clock A.M., or at such date and time as may be fixed by the Board of Directors within a period not exceeding 16 days after or 15 days before the first Wednesday of the fourth month next succeeding the end of the fiscal year.

	6. Written notice of annual meetings shall be served upon or mailed to each stockholder entitled to vote thereat at such address as appears on the books of the corporation, not more than ninety but at least ten days prior to a meeting.

	7. At least ten days before every election of directors, a complete list of the stockholders entitled to vote at said election, arranged in alphabetical order, with the residence of each and the number of voting shares held by each, shall be prepared by the Secretary. Such list shall be open at the place




















04/01/02              Philadelphia Fund, Inc. By-Laws               2
where the election is to be held for said ten days, to the examination of any stockholder, and shall be produced and kept at the time and place of election during the whole time thereof, and subject to the inspection of any stockholder who may be present.

	8. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by the President and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors. Special meetings of stockholders shall be called by the Secretary upon the written request of the holders of shares entitled to not less than twenty-five percent of all the votes entitled to be cast at such meeting. Such request shall state the purpose or purposes of such meeting and the matters proposed to be acted on thereat. The Secretary shall inform such stockholders of the reasonably estimated cost of preparing and mailing such notice of the meeting, and upon payment to the Corporation of such costs the Secretary shall qive notice stating the purpose or purposes of the meeting to all stockholders entitled to vote at such meeting. No special meeting will be called upon the request of the holders of shares entitled to cast less than a majority of all votes entitled to be cast at such meeting, to consider any matter which is substantially the same as a matter voted upon at any special meeting of the stockholders held during the preceding twelve months.

	9. Written notice of a special meeting of stockholders, stating the time and place and object thereof, shall be served upon or mailed to each stockholder entitled to vote thereat at





















04/01/02              Philadelphia Fund, Inc. By-Laws               3
such address as appears on the books of the Corporation, at least ten days before such meeting.

	10. Business transacted at all special meetings shall be confined to the objects stated in the notice.

	11. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute, by the Articles of Incorporation or by these By-Laws. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

	12. When a quorum is present at any meeting, the vote of a majority of all the votes cast, by stockholders present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Articles of Incorporation or of these By-Laws, a different vote is required, in which case such express provision shall govern and control the decision of such question.

	13.  At any meeting of the stockholders every stockholder



















04/01/02              Philadelphia Fund, Inc. By-Laws               4
having the right to vote shall be entitled to vote in person, or by written proxy subscribed by such stockholder and bearing a date not more than eleven months prior to said meeting, unless said proxy provides for a longer period. Each stockholder shall have one vote for each share of stock having voting power registered in his name on the books of the Corporation, and except where the transfer books of the Corporation shall have been closed or a date shall have been fixed as a record date for the determination of its stockholders entitled to vote, no share of stock shall be voted on at any election of directors which shall have been transferred on the books of the Corporation within twenty days next preceding such election of directors.


                             DIRECTORS
                             ---------

	14. The number of directors which shall constitute the whole Board shall be such number, not less than three, as the Board of Directors shall, by a resolution duly adopted by a majority of the directors then in office, specify. Subject to Section 3 of these Bylaws, the directors shall be elected at annual meetings of the stockholders, if held, or at special meetings of stockholders called for that purpose, and each director shall be elected to serve until his successor shall have been elected and shall have qualified.

	15. The directors may hold their meetings and keep the books of the Corporation within the State of Maryland, or at the office of the Corporation in Boca Raton, Florida, or at such other places as they may from time to time determine. Members of the Board of Directors or a committee of the Board may participate in a meeting



















04/01/02              Philadelphia Fund, Inc. By-Laws               5
by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time.

	16. If the office of any director or directors becomes vacant by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, a majority of the remaining directors may choose a successor or successors, who shall hold office for the unexpired term in respect to which such vacancy occurred or until the next election of directors, provided that immediately after filling any such vacancy at least two thirds of the directors then holding office shall have been elected by the stockholders. In the event that at any time less than a majority of the directors then holding office were elected by the stockholders, a meeting of the stockholders for the purpose of electing directors to fill existing vacancies shall be called and held promptly, and in any event within sixty days of the occurrence of such condition.

	17. The property and business of the Corporation shall be managed by its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders, subject, however, to such limitations as are set forth in the Articles of Incorporation or the By-Laws of the Corporation.

                     INVESTMENT RESTRICTIONS
                     -----------------------

	18.  The Corporation shall not:



















04/01/02              Philadelphia Fund, Inc. By-Laws               6

		(a)  buy securities to exercise control or management;

		(b) issue senior securities, purchase securities on margin, make short sales, borrow or lend money, mortgage, pledge or otherwise encumber, transfer or assign its assets to secure debts provided, however, the foregoing restrictions shall not prohibit the Corporation from lending its portfolio securities, or selling or buying listed put or call options, or from purchasing debt securities commonly purchased by institutional investors, or purchasing debt securities under repurchase agreements;

		(c) buy or sell real estate, commodities, or commodity contracts, except that the Corporation may buy and sell financial futures contracts and options thereon; nor shall it underwrite the securities of any other issuer, except to the extent the Corporation may be deemed to be a statutory underwriter in connection with the acquisition of "restricted securities";

		(d) invest more than 5% of its gross assets in securities of any one issuer (except U.S. Government obligations); or more than 25% of its gross assets in the securities of companies in the same industry;

		(e) buy more than 10% of the voting securities of any issuer;

		(f) acquire the securities of any other domestic or foreign investment company or investment fund except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company.
This policy shall not prevent the Corporation from investing in the securities issued by a Real Estate Investment Trust, provided



















04/01/02              Philadelphia Fund, Inc. By-Laws               7
that such Trust is not permitted to invest in real estate or interests in real estate other than mortgages or other security interests.

	19.	(a)  No officer or director of the Corporation or of the
manager of the Corporation shall deal for or on behalf of the Corporation with themselves, as principal or agent, or with any corporation or partnership in which they have a financial interest.

			(i) The prohibition contained in subsection (a) herein shall not prohibit the following:

				(1)  The officers and directors of the
Corporation from having a financial interest in the Corporation, underwriter, manager of the Corporation or any investment adviser to the manager of the Corporation.

				(2)  The purchase of securities for the
portfolio of the Corporation or sale of securities owned by the Corporation through a security dealer, any of whose officers, directors, or partners is an officer or director of the Corporation, provided such transactions are handled in the capacity of the broker only and provided commissions charged do not exceed customary brokerage charged for such services.

				(3)  The employment of legal counsel,
registrar, transfer agent, dividend disbursement agent or custodian or trustee having a partner, officer or director who is an officer or director of the Corporation, provided only customary fees are charged for services rendered to or for the benefit of the Corporation.


















04/01/02              Philadelphia Fund, Inc. By-Laws               8

				(4)  The purchase of the portfolio of the
Corporation of securities issued by an issuer having an officer, director or security holder who is an officer or director of the Corporation or of the manager of the Corporation.

		(b) The officers and directors of the Corporation, the officers and directors of the underwriter, and the officers and directors of any manager or investment adviser with which the Corporation has contracted for services may not take long or short positions in securities issued by the Corporation provided, however, that such prohibition shall not prevent the following:
(1) the underwriter from purchasing from the Corporation shares issued by the Corporation, provided that orders to purchase from the Corporation are entered with the Corporation by the underwriter upon receipt by the underwriter of purchase orders for shares of the Corporation and provided such purchases are not in excess of purchase orders received by the underwriter, and (2) the purchase from the Corporation of shares issued by the Corporation by the officers and directors of the Corporation, underwriter or investment adviser at the price available to the public at the moment of such purchase, and (3) the underwriter from purchasing from stockholders shares issued by the Corporation.

		(c) Securities owned by the Corporation and cash representing the proceeds from shares of securities owned by the Corporation and of shares issued by the Corporation, payments of principal upon securities owned by the Corporation or capital distribution in respect of shares owned by the Corporation shall be held by a custodian which shall be a bank or trust company





















04/01/02              Philadelphia Fund, Inc. By-Laws               9
having not less than Two Million Dollars ($2,000,000) aggregate capital, surplus and undivided profits provided such a custodian can be found ready and willing to act.

		(d) Nothing in Section 19(c) of these By-Laws shall be construed to mean that the Corporation may keep its cash in only one bank. The Corporation may keep its cash in one or more banks or trust companies located within the United States so long as such banks or trust companies have sufficient capital in accordance with the capital requirements set forth in Section
19(c) of these By-Laws.

		(e) Upon the resignation or inability to serve of the custodian the Board of Directors will use its best efforts to obtain a successor custodian and will direct that the cash and securities owned by the Corporation be delivered directly to the successor custodian, and in the event that no successor custodian can be found, the Board of Directors will submit to the stockholders, before permitting delivery of cash and securities owned by the Corporation to other than a successor custodian, the question of whether the Corporation shall be liquidated or shall function without a custodian, provided that such limitation shall not prevent the termination of any agreement between the Corporation and a custodian by the vote of a majority of the stockholders of the Corporation.

		(f) The Board of Directors shall submit to the stockholders of the Corporation and to any federal or state regulatory agency which may so require, reports, not less often than semiannually, of the operations of the Corporation, based at




















04/01/02              Philadelphia Fund, Inc. By-Laws               10
least annually upon an audit by independent public accountants, which reports clearly set forth, in addition to the information customarily furnished on a balance sheet and profit and loss statement, a statement of all amounts paid to securities dealers, legal counsel, transfer agent, disbursing agent, registrar or custodian, where such payments are made to a firm, corporation, partnership, bank or trust company having a partner, officer or director who is an officer or director of the Corporation.


                     COMMITTEES OF DIRECTORS
                     -----------------------

	20. The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the directors of the Corporation, which, to the extent provided in said resolution or resolutions, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, except the power to declare dividends, issue stock or to recommend to stockholders any action requiring stockholder approval, and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.


          COMPENSATION OF DIRECTORS AND COMMITTEE MEMBERS
          -----------------------------------------------

	21. Directors and members of committees, as such, shall not receive any stated salary for their services, but by resolution of the Board a fixed sum may be allowed for attendance at each meeting thereof; provided that nothing herein contained shall be















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

construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.


                    MEETINGS OF THE BOARD
                    ---------------------

	22. Regular meetings of the Board and organizational meetings of each newly elected Board may be held upon five (5) days' notice to each director either personally or by mail or by telegram at such time and place either within or without the State of Maryland as shall from time to time be determined by the Board.

	23. Special meetings of the Board may be called by the President on two days' notice to each director, either personally or by mail or by telegram; special meetings shall be called by the President or Secretary in like manner and on like notice on the written request of two directors.

	24. At all meetings of the Board one-third of the directors then in office, but not less than two, shall be necessary and sufficient to constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Articles of Incorporation or by these By-Laws.
If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if a written consent to


















04/01/02              Philadelphia Fund, Inc. By-Laws               12
such action is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or Committee.


                              NOTICES
                              -------

	25. Whenever under the provisions of the statutes or of the Articles of Incorporation or of these By-Laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, by depositing the same in the post office or letter box, in a post-paid sealed wrapper, addressed to such director or stockholder at such address as appears on the books of the Corporation, and such notice shall be deemed to be given at the time when the same shall be thus mailed.

	26. Whenever any notice is required to be given under the provisions of the statutes or of the Articles of Incorporation, or of these By-Laws, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action by any provisions of the statutes or of the Articles of Incorporation or of these By-Laws, the meeting and vote of stockholders may be dispensed with, if all the stockholders who would have been entitled to vote upon the action if such meeting were held, shall consent in writing to such corporate action being taken.


                             OFFICERS
                             --------

	27.  The officers of the Corporation shall be chosen by the














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

directors and shall be a president, a secretary and a treasurer. The Board of Directors may also choose one or more vice presidents, assistant secretaries, and assistant treasurers. Two or more offices, except that of president and vice-president, may be held by the same person, provided however that where the offices of president and secretary are held by the same person, such person shall not hold any other office, and further provided that no person shall execute, acknowledge or verify any instrument in more than one capacity, if such instrument is required by law, the Articles of Incorporation or these By-Laws to be executed, acknowledged or verified by two or more officers.

	28. The Board of Directors shall choose a president from its members, a secretary and a treasurer, none of whom except the president need be a member of the Board.

	29. The Board may appoint such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

	30. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors.

	31. The officers of the Corporation shall hold office until their successors are chosen and qualify in their stead. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the whole Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy shall be filled by the Board of Directors.



















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

	32. The Board of Directors may in its discretion require any officer, employee or agent to give the Corporation a bond in such sum and with such surety as shall be satisfactory to the Board for the faithful performance of his duties and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money or other property of whatever kind in his possession or under his control belonging to the Corporation.


                          THE PRESIDENT
                          -------------

	33. The President shall be the chief executive officer of the Corporation; he shall preside at all meetings of the stockholders and directors, shall be ex-officio a member of all standing committees, shall have general and active management of the business of the Corporation, and shall see that all orders and resolutions of the Board are carried into effect. The President shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.


                         PRESIDENT PRO TEM
                         -----------------

	34. In the absence or disability of both the President and Vice-President, the Board may appoint a President Pro Tem.


                          VICE-PRESIDENTS
                          ---------------

	35. The Vice-Presidents in the order designated by the Board of Directors or in the absence of such designation in the order of











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

their seniority shall, in the absence or disability of the President, perform the duties and exercise the powers of the President, and shall perform such other duties as the Board of Directors shall prescribe.


              THE SECRETARY AND ASSISTANT SECRETARIES
              ---------------------------------------

	36. The Secretary shall attend all sessions of the Board and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he shall be. He shall keep in safe custody the seal of the Corporation and, when authorized by the Board or by any officer authorized by the By-Laws to execute instruments under seal, shall affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of the Treasurer or an Assistant Secretary.

	37. The Assistant Secretaries in the order designated by the Board of Directors or in the absence of such designation in the order of their seniority shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties as the Board of Directors shall prescribe.


             THE TREASURER AND ASSISTANT TREASURERS
             --------------------------------------

	38.  The Treasurer shall have the custody of the corporate














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

funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

	39. He shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the President and directors, at the regular meetings of the Board, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation. He shall have alternative authority of equal scope with the Secretary to affix and attest the seal of the Corporation. He shall perform such other duties as the Board of Directors shall prescribe.

	40. The Assistant Treasurers in the order of their seniority shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as the Board of Directors shall prescribe.


                             ACCOUNTANTS
                             -----------

	41. Annually within thirty days before or after the beginning of the fiscal year or before an annual meeting of stockholders held in such fiscal year the Board of Directors shall select an independent public accountant, individual or firm, to act as accountants for the Corporation. Such selection shall be submitted for ratification or rejection at the next succeeding annual meeting of the stockholders. Any vacancy occurring between annual meetings due to the death or resignation of the accountant

















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

may be filled by the Board of Directors. Any such appointment shall be subject to termination by vote of the holders of a majority of the outstanding voting securities of the Corporation at any meeting called for such purpose. In the event that any selection of an accountant has been rejected by the stockholders or the employment thereof is terminated in accordance herewith, the vacancy so occurring may be filled by a vote of the holders of a majority of the outstanding voting securities of the Corporation either at the meeting at which the rejection or termination occurred, or if not so filled then at a subsequent meeting which shall be called for the purpose.


                 SALE AND REDEMPTION OF SHARES
                 -----------------------------

	42. The shares of the capital stock of the Corporation may be issued to such persons and at such prices from time to time as the Board of Directors may determine. Such issuance shall be on a non-assessable basis and, unless it be pro rata to then existing stockholders as a stock dividend, stock split, or stock combination, shall be only in exchange for cash or for such other property as the Board of Directors may deem proper, which shall in no event be less than the market value as herein defined in subsection (a) hereunder nor the par value of such shares, whichever shall be greater. All orders for purchase of shares shall be subject to acceptance by the Corporation or its duly authorized representative, and the management may in its discretion reject any order for the purchase of shares except shares purchasable with cash dividends as hereinafter provided.
The value of property received in exchange for the issuance of



















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

shares shall be that resulting from an appraisal of such property by the Board of Directors in such manner as shall be deemed by it to reflect its fair value and when so determined in good faith shall be conclusive. Any excess received by the Corporation upon the issuance and sale of the shares of the capital stock of the Corporation over the then par value thereof shall be carried on the books of the Corporation as paid-in surplus.

		(a) The market value of a share of the capital stock of the Corporation shall be determined as soon as possible after the close of the New York Stock Exchange, on each business day on which the Exchange is open, such market price to take effect as of the close of the New York Stock Exchange and shall be applicable to all orders received prior to its effectiveness. The market value of a share of the capital stock of the Corporation shall be the net asset value thereof, and each of the aforesaid determinations shall be made as set forth in subsection (d) hereunder. In addition, in its discretion, the Board of Directors may make or cause to be made a more frequent determination of the market value where it deems necessary or to comply with any applicable provision of federal or state law, which determination shall become effective at the time established by the Board of Directors; be based on a calculation as set forth in subsection
(d) hereunder; or on an adjustment of the market value established immediately prior thereto, such adjustment to be made in such manner as the Board of Directors shall deem reasonable to reflect any material changes in the fair value of securities and other assets held by the Corporation and any other material changes in






















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

the assets or liabilities of the Corporation and the number of its outstanding shares which shall have taken place since the immediately preceding determination of market value.

		(b)	So long as it has assets legally available to do so
and such right is not suspended under the provisions of the Investment Company Act of 1940, the Corporation agrees to redeem any shares of its capital stock tendered to it at the next effective redemption price. In addition, the distributors of the shares of the Corporation's stock (if any) may, but are not required to, maintain a bid to repurchase the shares tendered at the next calculated and effective redemption price. The redemption price as defined in subsection (c) of this Section 42 shall become effective in accordance with said subsection.
Payment for such shares shall be made within seven days after the date upon which such shares are properly tendered. If the determination of the redemption price is postponed beyond the date on which it would normally occur by reason of a declaration by the Board of Directors suspending determination of net asset value pursuant to subsection (e) hereunder, the right of the stockholder to have his shares redeemed by the Corporation shall be similarly suspended and he may withdraw his certificate or certificates
(where certificates have been issued) or his redemption request
(where no certificate has been issued) from deposit if he so elects, or if he does not so elect, the redemption price shall be the net asset value determined as of the close of the New York
Stock Exchange, on the first business day after the suspension, upon which such a determination is made. Payment for such shares




























04/01/02              Philadelphia Fund, Inc. By-Laws               20
may at the option of the Board of Directors, or such officer or officers as they may duly authorize for the purpose, in their complete discretion be made in cash, or in kind, or partially in cash and partially in kind. In case of payment in kind the Board of Directors, or their delegate, shall have absolute discretion as to what security or securities shall be distributed in kind and the amount of the same, and the securities shall be valued for purposes of distribution at the figure at which they were appraised in computing the net asset value of the Corporation's shares, provided that any redemption in kind shall be subject to the requirements of Rule l8f-1 under the Investment Company Act of 1940. Shares so redeemed by the Corporation shall become authorized but unissued shares and may be resold by the Corporation.

		The board of directors, from time to time, by resolution, may direct that written notice shall be sent to all stockholders owning shares of aggregate net asset value of $500 or less, stating that as of a date not less than 90 days from the date of such notice all of the shares owned by such stockholder shall be redeemed at the net asset value thereof as of such date provided: (i)no shares of any stockholder shall be redeemed pursuant to such notice if such stockholder delivers to the Corporation, on a timely basis, a duly executed written objection or (ii) as of the proposed date of redemption, the shares owned by such stockholder have an aggregate value exceeding $500. The delivery and contents of any written notice sent by the Corporation pursuant to this paragraph shall conform to the






















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

applicable requirements of the Investment Company Act of 1940 and the General Corporation Law of the state of Maryland.

		(c) The redemption price of a share of the capital stock of the Corporation shall be determined and become effective each time the market value of a share is determined and becomes effective under the provisions of subsection (a) of this Section. Such redemption price shall be the net asset value thereof, determined as set forth in subsection (d) hereunder.

		(d) The net asset value of a share of the capital stock of the Corporation shall be the quotient resulting from dividing the net assets of the Corporation as of the valuation time by the number of the then outstanding shares. The net assets of the Corporation shall be calculated as described below.

			(1)  The gross assets shall be valued as follows:

				(A)  Portfolio securities traded on a stock
exchange shall be appraised at the most recent quoted sales price. Securities not traded on the day of valuation and securities traded over-the-counter shall be valued at the prevailing quoted bid price; cash and cash equivalents at face value. Securities for which no quotation is available and "restricted securities" shall be valued at their fair value as determined by the Board of Directors or a specially delegated officer in good faith.
Interest will be accrued and dividends will be taken into account on ex dividend dates.

				(B)  All other assets of the Corporation
including cash, prepaid and accrued items, and other receivables, shall be appraised in such manner as will reflect their fair


















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

value.

			(2) From the gross assets shall be deducted the liabilities of the corporation, including accrued items, and other payables, and proper reserves, if any, as may be determined by the Board of Directors.

			(3) The resulting difference shall be the net assets of the Corporation.

		(e) The Board of Directors may declare a suspension of the determination of net asset value for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Corporation of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Corporation fairly to determine the value of its net assets, or
(iv) during any other period when the Securities and Exchange Commission (or any succeeding governmental authority) may for the protection of security holders of the Corporation by order permit suspension of the right of redemption or postponement of the date of payment on redemption; provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (ii), (iii) or (iv) exist. Such suspension shall take effect at such time as the Board of Directors shall specify but not later than the close of business on the business day next following the declaration, and thereafter




















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

there shall be no determination of asset value until the Board of Directors shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said Stock Exchange shall have reopened or the period specified in
(ii) or (iii) shall have expired (as to which in the absence of an official ruling by said Commission or succeeding authority), the determination of the Board of Directors shall be conclusive.

	43. The Corporation may appoint one or more distributors or agents or both for the sale of the shares of the Corporation, and may allow such person or persons a commission on the sale of such shares and may enter into such contract or contracts with such person or persons as the Board of Directors of this Corporation in its discretion may deem reasonable and proper. Any such contract or contracts for the sale of the shares of this Corporation may be made with any person even though such person may be an officer, other employee, director or stockholder of this Corporation or a corporation, partnership, trust or association in which any such officer, other employee, partner, director or stockholder may be the investment adviser and manager of the Corporation, provided however, the maximum load or commission to be charged upon the sale of shares issued by the Corporation shall be not greater than nine percent (9%) of the offering price to the public of such shares. As used in this Section, "offering price to the public" shall mean the net asset value as defined in Section 42(d) of these By-Laws plus the load or commission charge adjusted to the nearest full cent. Nothing herein shall be construed to prevent the management from disposing of shares of stock of the






















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

Corporation at no sales load or at a sales load within the limitations set forth herein in connection with the merger, consolidation or acquisition of substantially all the capital stock or assets of any other investment company at any time.


                    CERTIFICATES OF STOCK
                    ---------------------

	44. The certificates of stock of the Corporation shall be numbered and shall be entered in the books of the Corporation as they are issued. They shall exhibit the holder's name and number of shares and shall be signed by the President or a Vice-President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary. If any stock certificate is signed (1) by a transfer agent or an assistant transfer agent or (2) by a transfer clerk acting on behalf of the Corporation and a registrar, the signature of any such officer may be facsimile. Effective April 1, 2002, physical certificates of stock shall no longer be issued.


                        TRANSFERS OF STOCK
                        ------------------

	45. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to cancel the certificate and record the transaction upon its books.


                     CLOSING OF TRANSFER BOOKS
                     -------------------------

	46. The Board of Directors may fix in advance a date, not exceeding sixty and not less than ten days preceding the date of any meeting of stockholders, or for the payment of any dividend, or for the allotment of rights, or when any change or conversion or exchange of capital stock shall go into effect, or a date in











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

connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent. If an Annual Meeting is held to elect directors pursuant to the requirements of the Investment Company Act of 1940, the Board shall fix the record date within the time required for holding such Annual Meeting as provided in Section 4 of these By-Laws, but not more than 90 nor less than 10 days prior to such Meeting. Only such stockholders who shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.


                      REGISTERED STOCKHOLDERS
                      -----------------------

	47. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Maryland.



















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

                          LOST CERTIFICATE
                          ----------------
	48. The Board of Directors may direct a new certificate to be issued in place of any certificate alleged to have been lost or destroyed upon furnishing proof of such loss or destruction satisfactory to the Board and furnishing the Corporation a bond in such sum as the Board may direct as indemnity against any claim that may be made against the Corporation by reason of the issue of such new certificate. Effective April 1, 2002, physical certificates of stock shall no longer be issued.


                             DIVIDENDS
                             ---------

	49. Dividends upon the capital stock of the Corporation, if any, may be declared by the Board of Directors at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Articles of Incorporation and the applicable laws of Maryland.

	50. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for such other purpose as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created. Whenever dividends are paid out of sources other than accumulated undistributed net income or net income for the current or preceding fiscal year, such fact and the basis of such determination shall be clearly revealed to the stockholders at the time of payment. For such

















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

purpose profits or losses realized upon the sale of securities or other property shall be excluded from net income.

	51. The Board of Directors may provide by resolution that all dividends disbursed shall be reinvested at net asset value, except that provision shall be made to distribute any dividend to stockholders in cash if such stockholders so elect in writing on a form provided by the Corporation or approved by the Board.


                            FISCAL YEAR
                            -----------

	52. The fiscal year shall end on the last day in November in each year.


                                SEAL
                                ----

	53. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words
"Corporate Seal, Maryland." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced otherwise.

              INDEMNIFICATION OF OFFICERS AND DIRECTORS
              -----------------------------------------

	54. With respect to the indemnification of the Officers and Directors of the Corporation:

		(a) The Corporation shall indemnify each Officer and Director made party to a proceeding, by reason of service in such capacity, to the fullest extent, and in the manner provided, under section 2-418 of the Maryland General Corporation law: (i) unless it is proved that the person seeking indemnification did not meet the standard of conduct set forth in subsection (b)(1) of such section; and (ii) provided, that the Corporation shall not indemnify any Officer or Director for any liability to the










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

Corporation or its security holders arising from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

		(b) The provisions of clause (i) of paragraph (a) herein notwithstanding, the Corporation shall indemnify each Officer and Director against reasonable expenses incurred in connection with the successful defense of any proceeding to which such Officer or Director is a party by reason of service in such capacity.

		(c) The Corporation, in the manner and to the extent provided by applicable law, shall advance to each Officer and Director who is made party to a proceeding by reason of service in such capacity the reasonable expenses incurred by such person in connection therewith.

                              AMENDMENTS
                              ----------

	55. These By-Laws may be altered, amended, or repealed by a vote of a majority of all the votes cast at a regular meeting of the stockholders at which a quorum of the outstanding voting securities of the Corporation is present in person or by proxy, or at any special meeting thereof if notice of such alteration, amendment, or repeal be contained in the notice of such meeting.

		Section 18 of these By-Laws may be amended only by the vote at the duly called annual or a special meeting of the stockholders of the Corporation (a) of 67 per cent or more of the voting securities present at such meeting, if the holders of more than 50 per cent of the outstanding voting securities of the Corporation are present or represented by proxy, or (b) of more

















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

than 50 per cent of the outstanding voting securities of the Corporation, whichever is less.

		In addition, these By-Laws, except Section 18, may be altered, amended, or repealed by a majority vote of the directors in office.












































04/01/02              Philadelphia Fund, Inc. By-Laws               30

                         MUTUAL FUND SERVICES AGREEMENT

                                      for

                            Fund Accounting Services
                            Transfer Agency Services




                                    between

                             PHILADELPHIA FUND, INC.

                                      and

                           UNIFIED FUND SERVICES, INC.


                               September 14, 2001





Exhibit A - Fund Accounting Services Description
Exhibit B - Transfer Agency Services Description
Exhibit C - Fees and Expenses

                         MUTUAL FUND SERVICES AGREEMENT


   AGREEMENT (this "Agreement"), dated as of September 14, 2001, between the Philadelphia Fund, Inc., a Maryland corporation (the "Fund"), and Unified Fund Services, Inc., a Texas corporation ("Unified").

                                   WITNESSTH:

   WHEREAS, the Fund is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

   WHEREAS, the Fund wishes to retain Unified to provide certain transfer agent and fund accounting services with respect to the Fund, and Unified is willing to furnish such services;

   NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

   Section 1. Appointment. The Fund hereby appoints Unified to provide transfer agent and fund accounting services for the Fund, subject to the supervision of the Board of Directors of the Fund (the "Board"), for the period and on the terms set forth in this Agreement. Unified accepts such appointment and agrees to furnish the services herein set forth in return for the compensation as provided in Section 6 and Exhibit C to this Agreement.

   Section 2. Representations and Warranties of Unified. Unified represents and warrants to the Fund that:

  (a) Unified is a corporation duly organized and existing under the laws of the State of Texas;

  (b) Unified is empowered under applicable laws and by its Articles of Incorporation and By-Laws to enter into and perform this Agreement, and all requisite corporate proceedings have been taken by Unified to authorize Unified to enter into and perform this Agreement;

  (c) Unified has, and will continue to have, access to the facilities, personnel and equipment required to fully perform its duties and obligations hereunder, and the various procedures and systems that Unified has implemented with regard to safekeeping from loss or damage attributable to fire, theft or any other cause of the blank checks, records, and other data of the Fund and Unified's records, data, equipment, facilities and other property used in the performance of its obligations under this Agreement are adequate and Unified will make such changes therein from time to time as are required for the secure performance of its obligations hereunder;

   (d) no legal or administrative proceedings have been instituted or threatened against Unified that would impair its ability to perform its duties and obligations under this Agreement;

   (e) Unified's entrance into this Agreement will not cause a material breach or be in material conflict with any other agreement or obligation of Unified or any law or regulation applicable to Unified; and

   (f) Unified has been in, and shall continue to be in, compliance with all provisions of law, including Section 17A(c) of the Securities Exchange Act of 1934, as amended, required in connection with the performance of its duties under this Agreement.

   Section 3. Representations and Warranties of the Fund. The Fund represents and warrants to Unified that:

   (a) the Fund is a corporation duly organized and existing under the laws of the State of Maryland;

   (b) the Fund is empowered under applicable laws and by its Articles of Incorporation and By-Laws to enter into and perform this Agreement, and the Fund has taken all requisite actions to authorize the Fund to enter into and perform this Agreement;

   (c) the Fund is an investment company registered under the 1940 Act; a registration statement under the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act on Form N-lA has been filed and will be effective and will remain effective during the term of this Agreement, and all necessary filings under the laws of the states will have been made and will be current during the term of this Agreement;

   (d) no legal or administrative proceedings have been instituted or threatened against the Fund that would impair its ability to perform its duties and obligations under this Agreement; and

   (e) the Fund's entry into this Agreement will not cause a material breach or be in material conflict with any other agreement or obligation of the Fund or any law or regulation applicable to it.

   Section 4. Delivery of Documents. The Fund will promptly furnish to Unified such copies, properly certified or authenticated, of contracts, documents and other related information that Unified may reasonably request or require to properly discharge its duties under this Agreement. Such documents may include, but are not limited to, the following:

   (a) resolutions of the Board authorizing the appointment of Unified to provide certain transfer agency and fund accounting services to the Fund, and approving the Fund's entering into this Agreement;

   (b)   the Fund's Articles of Incorporation;

   (c)   the Fund's By-Laws;

   (d) the Fund's Notification of Registration on Form N-8A under the 1940 Act, as filed with the Securities and Exchange Commission ("SEC");

   (e) the Fund's current registration statement, including exhibits, as amended, on Form N-1A (the "Registration Statement") under the 1933 Act and the 1940 Act, as filed with the SEC;

   (f) copies of the Investment Advisory Agreement between the Fund and its investment adviser;

   (g) opinions of counsel and auditors reports issued during the Fund's most recently completed fiscal year;

   (h) the Fund's Prospectus and Statement of Additional Information and any amendments and supplements thereto (such Prospectus and Statement of Additional Information and supplements thereto, as presently in effect and as from time to time hereafter amended and supplemented, herein called the "Prospectuses"); and

   (i) such other agreements as the Fund may enter into, from time to time, including securities lending agreements, futures and commodities account agreements, brokerage agreements and options agreements.

   Section 5.    Services Provided by Unified.

   (a) Unified will provide the following services, subject to the control, direction and supervision of the Board and in compliance with the investment objectives, policies and limitations set forth in the Fund's Registration Statement, Articles of Incorporation and By-Laws; applicable laws and regulations; and all resolutions and policies implemented by the Board:

        (i) Fund Accounting, as described on Exhibit A to this Agreement.

       (ii) Transfer Agency, as described on Exhibit B to this Agreement.

      (iii) Dividend Disbursing. Unified will serve as the Fund's dividend disbursing agent. Unified will prepare and mail checks, place wire transfers of credit income and capital gain payments to shareholders. The Fund will advise Unified in advance of the declaration of any dividend or distribution and the record and payable dates thereof. Unified will, on or before the payment date of any such dividend or distribution, notify the Fund's custodian (the "Custodian") of the estimated amount required to pay any portion of such dividend or distribution payable in cash, and on or before the payment date of such distribution, the Fund will instruct the Custodian to make available to Unified sufficient funds for the cash amount to be paid out. If a shareholder is entitled to receive additional shares by virtue of any such distribution or dividend, appropriate credits will be made to each shareholder's account and/or certificates delivered where requested. A shareholder not receiving certificates will receive a confirmation from Unified indicating the number of shares credited to his/her account.

   (b)   Unified will also:

        (i) provide office facilities with respect to the provision of the services contemplated herein (which may be in the offices of Unified or a corporate affiliate of Unified);

       (ii) provide or otherwise obtain personnel sufficient, in Unified's sole discretion, for provision of the services contemplated herein;

      (iii) furnish equipment and other materials, which Unified, in its sole discretion, believes are necessary or desirable for provision of the services contemplated herein; and

       (iv) keep records relating to the services provided hereunder in such form and manner as set forth on Exhibits A, B and C and as Unified may otherwise deem appropriate or advisable, all in accordance with the 1940 Act. To the extent required by Section 31 of the 1940 Act and the rules thereunder and except as otherwise provided in this Agreement, Unified agrees that all such records prepared or maintained by Unified relating to the services provided hereunder are the property of the Fund and will be preserved for the periods prescribed under Rule 31a-2 under the 1940 Act, maintained at the Fund's expense, and made available in accordance with such Section and rules. Subject to the provisions of Section 9 hereof, Unified further agrees to surrender promptly to the Fund upon its request and cease to retain in Unified's records and files those records and documents created and maintained by Unified pursuant to this Agreement.

   Section 6.   Fees; Expenses; Expense Reimbursement.

   (a) As compensation for the services rendered to the Fund pursuant to this Agreement, the Fund shall pay Unified on a monthly basis those fees determined as set forth on Exhibit C to this Agreement. Such fees are to be billed monthly and shall be due and payable upon receipt of the invoice. Upon any termination of this Agreement and before the end of any month, the fee for the part of the month before such termination shall be equal to a pro rata portion of the fee based on the number of elapsed days of the month.

   (b) For the purpose of determining fees calculated as a function of the Fund's net assets, the value of the Fund's net assets shall be computed as required by the Prospectus, generally accepted accounting principles and resolutions of the Board.

   (c) Unified will, from time to time, employ or associate with such person or persons as may be appropriate to assist Unified in the performance of this Agreement. Such person or persons may be officers and employees who are employed or designated as officers by both Unified and the Fund. Except as otherwise expressly provided in this Agreement, the compensation of such person or persons for such employment shall be paid by Unified and no obligation will be incurred by or on behalf of the Fund in such respect.

   (d) Unified will bear all of its own expenses in connection with the performance of the services under this Agreement, except as otherwise expressly provided in this Agreement. The Fund agrees to promptly reimburse Unified for any equipment and supplies specially ordered by or for the Fund through Unified and for any other expenses not contemplated by this Agreement that Unified may incur on the Fund's behalf, as consented to by the Fund. Such other expenses to be incurred in the operation of the Fund and to be borne by the Fund, include, but are not limited to: taxes; interest; brokerage fees and commissions; salaries and fees of officers and directors who are not officers, directors, shareholders or employees of Unified; SEC and state Blue Sky registration and qualification fees, levies, fines and other charges; advisory fees; charges and expenses of custodians; insurance premiums, including fidelity bond premiums; auditing and legal expenses; costs of maintenance of corporate existence; expenses of typesetting and printing of prospectuses and for distribution of such prospectuses to current shareholders of the Fund; expenses of printing and production costs of shareholders' reports and proxy statements and materials; costs and expenses of Fund stationery and forms; costs and expenses of special telephone and data lines and devices; costs associated with corporate, shareholder and Board meetings; and any extraordinary expenses and other customary Fund expenses, as consented to by the Fund. In addition, Unified may utilize one or more independent pricing services, approved from time to time by the Board, to obtain securities prices and to act as backup to the primary pricing services, in connection with determining the net asset values of the Fund, and the Fund will reimburse Unified for the Fund's share of the cost of such services based upon the actual usage, or a pro-rata estimate of the usage, of the services for the benefit of the Fund.

   (e) The Fund may request additional services, additional processing or special reports. Such requests may be provided by Unified at additional charges. In this event, the Fund shall submit such requests in writing together with such specifications as may be reasonably required by Unified, and Unified shall respond to such requests in the form of a price quotation. The Fund's written acceptance of the quotation must be received prior to implementation of such request. Additional services will be charged at Unified's standard rates.

   (f) All fees, out-of-pocket expenses or additional charges of Unified shall be billed on a monthly basis and shall be due and payable upon receipt of the invoice. No fees, out-of-pocket expenses or other charges set forth in this Agreement shall be subject to setoff.

   Unified will render, after the close of each month in which services have been furnished, a statement reflecting all of the charges for such month. Charges remaining unpaid after thirty (30) days shall bear interest in finance charges equivalent to, in the aggregate, the Prime Rate (as publicly announced by Firstar Bank, N.A., from time to time) plus 2.00% per year and all costs and expenses of effecting collection of any such sums, including reasonable attorney's fees, shall be paid by the Fund to Unified.

   In the event that the Fund is more than sixty (60) days delinquent in its payments of monthly billings in connection with this Agreement (with the exception of specific amounts which may be contested in good faith by the
Fund), this Agreement may be terminated upon thirty (30) days' written notice to the Fund by Unified. The Fund must notify Unified in writing of any contested amounts within thirty (30) days of receipt of a billing for such amounts. Disputed amounts are not due and payable while they are being investigated.

   Section 7. Proprietary and Confidential Information. Unified agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund, all records and other information relative to the Fund's prior, present or potential shareholders, and to not use such records and information for any purpose other than performance of Unified's responsibilities and duties hereunder. Unified may seek a waiver of such confidentiality provisions by furnishing reasonable prior notice to the Fund and obtaining approval in writing from the Fund, which approval shall not be unreasonably withheld and may not be withheld where the service agent may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities. Waivers of confidentiality are automatically effective without further action by Unified with respect to Internal Revenue Service levies, subpoenas and similar actions, or with respect to any request by the Fund.

   Section 8.   Duties, Responsibilities and Limitations of Liability.

   (a) In the performance of its duties hereunder, Unified shall be obligated to exercise due care and diligence, and to act in good faith in performing the services provided for under this Agreement. In performing its services hereunder, Unified shall be entitled to rely on any oral or written instructions, advice, notices or other communications, information, records and documents (collectively, "Fund Information") from the Fund, its custodian, officers, investors, agents, legal counsel, and auditor (excluding in each case, Unified and its affiliates) (the Fund, collectively with such persons other than Unified and its affiliates, "Fund Representatives") which Unified reasonably believes to be genuine, valid and authorized. Unified also shall be entitled to consult with and rely on the advice and opinions of the Fund's auditor and of outside legal counsel retained by the Fund, as may be reasonably necessary or appropriate in Unified's sole judgment, as well as all other Fund Representatives, in each case at the expense of the Fund.

   (b) Neither Unified nor its officers, directors, partners, employees, shareholders or agents (the "Unified Parties") shall be liable for any error of judgment or mistake of law or for any losses, damages, costs, reasonable attorneys' fees and expenses, payments, expenses and liabilities of any nature or kind (collectively, "Damages") suffered by the Fund or its shareholders in connection with any matter to which this Agreement relates or in connection with any action (or omission) by any of the Unified Parties in connection with this Agreement. This complete release from all liability shall not apply to any action (or omission) of any Unified Party to the extent such action (or omission) is caused by or results from the negligence or willful misfeasance of any Unified Party, or the reckless disregard by Unified of any of its obligations and duties under this Agreement. Any person, even though also an officer, director, partner, employee or agent of Unified, who may be or become an officer, director, partner, employee or agent of the Fund, shall be deemed when rendering services to the Fund or acting on any business of the Fund (other than services or business in connection with Unified's duties hereunder) to be rendering such services to or acting solely for the Fund and not as an officer, director, partner, employee or agent or person under the control or direction of Unified even though paid by Unified.

   (c) The Unified Parties shall not be responsible for, and the Fund shall indemnify and hold the Unified Parties harmless from and against, any and all Damages arising out of or in connection with:

        (i) any action (or omission) of any Unified Party taken pursuant to this Agreement, except to the extent (and only to the extent) any such action (or omission) is caused by or results from the negligence or willful misfeasance of any Unified Party; provided, however, that every action (or omission) taken in good faith by any of the Unified Parties in connection with or in reliance upon matters described in clauses (ii) through (x) below shall be deemed in its entirety to be an action taken pursuant to this Agreement that was not caused by and did not result from the negligence or willful misfeasance of any Unified Party;

      (ii) the reliance on or use by the Unified Parties of Fund Information which is furnished to any of the Unified Parties by or on behalf of any of the Fund Representatives;

     (iii) any delays, inaccuracies, errors or omissions in or arising out of or attributable to Fund Information which is furnished to any of the Unified Parties by or on behalf of any of the Fund Representatives or to the untimely provision to Unified of such Fund Information;

     (iv) the Fund's refusal or failure to comply with the terms of this Agreement or the Fund's lack of good faith, or its actions (or omissions) involving negligence or willful misfeasance;

      (v) the breach of any representation or warranty of the Fund hereunder;

     (vi) the taping or other form of recording of telephone conversations or other forms of electronic communications with investors and shareholders, or reliance by Unified on telephone or other electronic instructions of any person acting on behalf of a shareholder or shareholder account for which telephone or other electronic services have been authorized;

    (vii) the reliance on or the carrying out by Unified or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Fund or recognition by Unified of any share certificates which are reasonably believed to bear the proper signatures of the officers of the Fund and the proper countersignature of any transfer agent or registrar of the Fund;

   (viii) any delays, inaccuracy, errors or omissions in or arising out of or attributable to data or information provided to Unified by data and pricing services;

     (ix) the offer or sale of shares by the Fund in violation of any requirement under the federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions or omissions by Fund Representatives, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Fund Representatives prior to the earlier of (x) the effective date of this Agreement and (y) the effective date of an agreement between the parties hereto with respect to the subject matter hereof that was in effect immediately prior to the effective date of this Agreement; and

      (x) the noncompliance by the Fund, its investment adviser and/or its distributor with applicable securities, tax, commodities and other laws, rules and regulations.

   (d) In any case in which the Fund may be asked to indemnify or hold a Unified Party harmless, the Unified Party will notify the Fund promptly after identifying any situation which it believes presents or appears likely to present a claim for indemnification against the Indemnifying Party and shall keep the Fund advised with respect to all developments concerning such situation; provided, however, that the failure to do so shall not prevent recovery by the Unified Party unless such failure causes actual material harm to the Fund. The Fund shall have the option to defend the Unified Party against any claim which may be the subject of this indemnification, and, in the event that the Fund so elects, such defense shall be conducted by counsel chosen by the Fund and satisfactory to the Unified Party, and thereupon the Fund shall take over complete defense of the claim and the Unified Party shall sustain no further legal or other expenses in respect of such claim. The Unified Party will not confess any claim or make any compromise in any case in which the Fund Party will be asked to provide indemnification, except with the Fund's prior written consent.

   (e) Each of the Unified Parties, on the one hand, and the Fund, on the other hand, shall have the duty to mitigate Damages for which the other party may become responsible. This duty shall include giving such other party every reasonable opportunity to correct any error or other circumstance that caused, resulted in or increased such Damages, and every reasonable opportunity to assist in such mitigation. Notwithstanding any other provision of this Agreement, as to any matter where any portion of Damages may be, in whole or part, caused, increased or determined by the manner in which an item or amount is treated or reported for accounting purposes or the manner in which an item or amount is treated or reported to any governmental agency or taxing authority, no recovery for any amount of Damages in connection with such matter shall be had by any party to (or beneficiary of) this Agreement if an alternative manner of treatment or reporting is or was possible and such alternative manner of treatment or reporting is or was, in the written opinion of any reputable practitioner of appropriate expertise, more likely than not the correct treatment (such opinion to be rendered in customary form, subject to customary assumptions and representations); provided however, that the provisions of this sentence shall not apply and shall be disregarded in respect of a matter if and only if (i) the person seeking or who may have sought to recover Damages (the "Damaged Party") provided the party against whom recovery is or may have been sought (the "Potentially Responsible Party") written notice bearing the bold heading "Notice of Potential Claim for Damages," identifying this Agreement, and describing the nature of the potential claim and the subject matter of the required opinion, (ii) such notice is sent by certified mail and actually delivered to the Potentially Responsible Party at least sixty
(60) days prior to the first time such item or amount is to be accounted for or reported, (iii) the Damaged Party fully and promptly cooperates in the attempts of the Potentially Responsible Party to obtain such an opinion, and (iv) no such opinion is obtained prior to such accounting or reporting. If an opinion described in the preceding sentence is obtained by the Potentially Responsible Party, the Damaged Party shall bear the cost of such opinion. The parties acknowledge that the purpose of the preceding two sentences is to preclude the recovery of any and all Damages in connection with any matter where the proper accounting, tax or other treatment of such matter is susceptible to differing opinions among reputable practitioners of appropriate expertise, and that the effect of such sentences is intended to ensure that such matters are treated and reported in a legitimate manner that gives rise to the smallest amount of Damages.

   (f) THIS IS A SERVICE AGREEMENT. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, UNIFIED DISCLAIMS ALL OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, MADE TO THE FUND OR ANY OTHER PERSON, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES REGARDING QUALITY, SUITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE (IRRESPECTIVE OF ANY COURSE OF DEALING, CUSTOM OR USAGE OF TRADE) OF ANY SERVICES OR ANY GOODS PROVIDED INCIDENTAL TO SERVICES PROVIDED UNDER THIS AGREEMENT. UNIFIED DISCLAIMS ANY WARRANTY OF TITLE OR NON-INFRINGEMENT EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THE ALLOCATION OF RISKS (BOTH INSURABLE RISKS AND OTHER RISKS) UNDER THIS AGREEMENT HAS BEEN TAKEN INTO ACCOUNT IN THE PRICING STRUCTURE OF THE SERVICES AND GOODS PROVIDED AND IS FAIR TO ALL PARTIES, AND THE PARTIES FURTHER ACKNOWLEDGE THAT DIFFERENT ALLOCATIONS OF RISK WERE AVAILABLE UNDER DIFFERENT PRICE STRUCTURES. THE RIGHTS AND OBLIGATIONS OF THE PARTIES (AND INTENDED BENEFICIARIES) UNDER THIS SECTION 8 SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT.

   Section 9. Term. This Agreement shall become effective on the date first herein above written. This Agreement may be modified or amended from time to time by mutual agreement between the parties hereto. This Agreement shall continue in effect unless terminated by either party on at least ninety (90) days' prior written notice. With the sole exception of the 30-day termination described in Section 6(f), no other event (including any purported or actual breach) shall result in termination of this Agreement. Upon termination of this Agreement, the Fund shall pay to Unified all fees, compensation and other charges as shall be accrued or due under the terms of this Agreement as of the date of termination or the date that the provision of services ceases, whichever is sooner.

   Should the Fund exercise its right to terminate this Agreement, the Fund agrees to pay a termination/conversion fee, simultaneous with the transfer of all Fund records to the successor mutual fund service provider(s), in an amount equal to the total compensation under this agreement for the 30-day period immediately preceding the termination notice date. Such fee shall not be subject to any setoffs of any nature. In addition, the Fund agrees to pay for all conversion tape set-up fees, test conversion preparation and processing fees and final conversion fees, none of which shall be subject to any setoff.

   Such compensation to Unified shall be for the expenses incurred in connection with the retrieval, compilation and movement of books, records and materials relative to the deconversion or conversion of Fund records to the successor mutual fund service provider as directed by the Fund. Notwithstanding the foregoing, any amount owed by the Fund to Unified prior to the termination/conversion shall still be due and payable under the terms of this Agreement. No such compensation shall be due to Unified if Unified terminates this Agreement for reasons other than a default by the Fund.

   Upon the termination of the Agreement for any reason and payment of the fees set forth in this Agreement without setoff, Unified agrees to provide the Fund with the complete transfer agency and fund accounting records in its possession and to assist the Fund in the orderly transfer of accounts and records.
Without limiting the generality of the foregoing, subject to the preceding sentence, Unified agrees upon termination of this Agreement:

   (a) to deliver to the successor mutual fund service provider(s), computer tapes containing the Fund's accounts and records together with such record layouts and additional information as may be necessary to enable the successor mutual fund service provider(s) to utilize the information therein;

   (b) to cooperate with the successor mutual fund service provider(s) in the interpretation of the Fund's account and records;

   (c) to forward all shareholder calls, mail and correspondence to the new mutual fund service provider(s) upon de-conversion; and

   (d) to act in good faith, to make the conversion as smooth as possible for the successor mutual fund service provider(s) and the Fund.

   Section 10. Insurance. Unified shall notify the Fund should its insurance coverage with respect to professional liability or errors and omissions coverage be canceled or reduced. Such notification shall include the date of change and the reasons therefor. The Fund shall notify Unified of any material claims against it with respect to services performed under this Agreement, whether or not they may be covered by insurance.

   Section 11. Notices. Any notice required or permitted hereunder shall be in writing and shall be deemed to have been given when delivered in person or by certified mail, return receipt requested, to the parties at the following address (or such other address as a party may specify by notice to the other):

   (a)   If to the Fund, to:

         Philadelphia Fund, Inc.
         1200 North Federal Highway, Suite 424
         Boca Raton, Florida  33432
         Attention:  President

   (b)   If to Unified, to:

         Unified Fund Services, Inc.
         431 North Pennsylvania Street
         Indianapolis, Indiana 46204
         Attention:  President

   Notice shall be effective upon receipt if by mail, on the date of personal delivery (by private messenger, courier service or otherwise) or upon confirmed receipt of telex or facsimile, whichever occurs first.

   Section 12. Assignability. This Agreement shall not be assigned by either party hereto without the prior written consent of the other party. This Agreement may not be assigned or otherwise transferred by either party hereto, without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that Unified may, in its sole discretion and upon prior written notice to the Fund, assign all its right, title and interest in this Agreement to an affiliate, parent or subsidiary, or to the purchaser of substantially all of its business. Unified may, in its sole discretion, engage subcontractors to perform any of the obligations contained in this Agreement to be performed by Unified provided that Unified shall remain responsible to the Fund for the actions and omissions of such subcontractors as if Unified had provided such services to the Fund.

   Section 13. Intended Beneficiaries. This Agreement shall be binding upon the Fund, Unified and their respective successors and assigns, and shall inure to the benefit of the Fund, Unified, the Unified Parties, their respective heirs, successors and assigns. Nothing herein expressed or implied is intended to confer upon any person not named or described in the preceding sentence any rights, remedies, obligations or liabilities under or by reason of this Agreement.

   Section 14. Arbitration. Notwithstanding any provision of this Agreement to the contrary, any claim or controversy arising out of or in any manner relating to this Agreement, or breach hereof, which cannot be resolved between the parties themselves, shall be settled by arbitration administered by the American Arbitration Association in Indianapolis, Indiana in accordance with its applicable rules. The arbitration panel shall consist of three arbitrators selected from list(s) of candidates provided by the American Arbitration Association. One party to the dispute shall be entitled to appoint one arbitrator and the other party to the dispute shall be entitled to appoint one arbitrator. The third arbitrator, who shall be an attorney in good standing who is licensed to practice law in the State of Indiana and devotes more than one-half of his or her professional time to the practice of securities law, shall be chosen by the two arbitrators so appointed. If any party fails to appoint its arbitrator or to notify the other party of such appointment within thirty
(30) days after the institution of arbitration proceedings, such other party may request the President of the American Arbitration Association to appoint such arbitrator on behalf of the party who so failed. If the two arbitrators appointed by (or on behalf of) the parties fail to appoint such third arbitrator, or fail to notify the parties to such proceedings of such appointment, within thirty (30) days after the appointment of the later of such two arbitrators to be appointed by (or on behalf of) the parties, any party may request such President to appoint such third arbitrator. The President of the American Arbitration Association shall appoint such arbitrator or such third arbitrator, as the case may be, within thirty (30) days after the making of such request. No awards of punitive damages shall be made. The parties hereby agree that judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The parties acknowledge and agree that the performance of the obligations under this Agreement necessitates the use of instrumentalities of interstate commerce and, notwithstanding other general choice of law provisions in this Agreement, the parties agree that the Federal Arbitration Act shall govern and control with respect to the provisions of this
Section 14.

   Section 15. Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver nor shall it deprive such party of the right thereafter to insist upon strict adherence to that term or any term of this Agreement. Any waiver must be in writing signed by the waiving party.

   Section 16. Force Majeure. Unified shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its control, including without limitation, acts of God, earthquake, fires, floods, wars, acts of civil or military authorities, governmental actions, nonperformance by a third party or any similar cause beyond the reasonable control of Unified, failures or fluctuations in telecommunications or other equipment, nor shall any such failure or delay give the Fund the right to terminate this Agreement.

   Section 17. Use of Name. The Fund and Unified agree not to use the other's name nor the names of such other's affiliates, designees, or assignees in any prospectus, sales literature, or other printed material written in a manner not previously, expressly approved in writing by the other or such other's affiliates, designees, or assignees except where required by the SEC or any state agency responsible for securities regulation.

   Section 18. Amendments. This Agreement may be modified or amended from time to time by mutual written agreement between the parties. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought.

   Section 19. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law to any person or circumstance, such provision shall be ineffective only to the extent of such prohibition or invalidity. In the event that any one or more of the provisions contained in this Agreement or any application thereof shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions of this Agreement and any other application thereof shall not in any way be affected or impaired thereby.

   Section 20. Headings; Pronouns; Certain Phrases. The headings in the sections and subsections of this Agreement are inserted for convenience only and in no way alter, amend, modify, limit or restrict the contractual obligations of the parties. Wherever used in this Agreement, masculine, feminine and neuter pronouns shall be deemed to include the other genders. Singular pronouns and nouns (including defined terms) shall be deemed to include the plural (and vice versa) as the context may require, but shall have no effect upon the nature of a party's liability as joint or several. Wherever used in this Agreement, the phrase "in connection with" shall be given the broadest possible interpretation, and shall include matters (without limitation) that are in whole or part caused by, relate to, arise out of, are attributable to, or result from, the referent or object of such phrase.

   Section 21. No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

   Section 22. Entire Agreement; Governing Law. This Agreement embodies the entire understanding between the parties with respect to the subject matter hereof, and supersedes all prior negotiations and agreements between the parties relating to the subject matter hereof. This Agreement shall be governed by and construed and interpreted according to the internal laws of the State of Indiana, without reference to conflict of law principles.

                            [Signature Page Follows]

   IN WITNESS WHEREOF, the parties hereto have caused this Mutual Fund Services Agreement to be signed by their respective duly authorized officers as of the day and year first above written.


   PHILADELPHIA FUND, INC.


   By: /s/ Ronald F. Rohe                                Date:  9-14-01
      ---------------------------------                       ------------

   Print Name: Ronald F. Rohe
              -------------------------

   Title:  Treasurer
         ------------------------------

   Attest: /s/ Keith A. Edelman
          -----------------------------


   UNIFIED FUND SERVICES, INC.

By:   /s/ David A. Bogaert                               Date:   9/7/01
      ---------------------------------                       ------------

   Print Name: David A. Bogaert
              -------------------------

   Title:  Managing Director & CEO
         ------------------------------


   By:   /s/ Linda A. Lawson                             Date:   9/7/01
      ---------------------------------                       ------------

   Print Name: Linda A. Lawson
              -------------------------

   Title:  Senior Vice President, COO
          ------------------------------

   Attest: Carol J. Highsmith
          ------------------------------

                                   EXHIBIT A
                                      to
                         Mutual Fund Services Agreement

                 General Description of Fund Accounting Services


Unified shall provide the following accounting services to the Fund:


A. Maintain the books and records and accounting controls for the Fund's assets, including records of all securities transactions and payments of Fund expenses.

B. Calculate the Fund's net asset value in accordance with the Fund's prospectus and transmit to NASDAQ and to such other entities as directed by the Fund.

C. Provide the Fund's administrator with the requested reports and information deemed necessary to calculate dividend and capital gain distributions in accordance with distribution policies detailed in the Fund's prospectus. Assist, if requested, the Fund's management in making final determinations of distribution amounts.

D. Assist the Fund's independent auditors or other professionals in the preparation and filing of the Fund's Federal tax return on Form 1120-RIC along with all state and local tax returns where applicable. Assist in the preparation and filing of the Federal Excise Tax Return (Form
8613).

E. Account for dividends, interest and corporate actions received by the Fund.

F. Assist the Fund's administrator in the preparation of Fund expense projections and establishing accruals.

G. Produce transaction data, financial reports and such other periodic and special reports as the Board may reasonably request.

H. Liaison with the Fund's independent auditors.

I. Monitor and administer arrangements with the Fund's custodian and depository banks.

                                   EXHIBIT B
                                      to
                         Mutual Fund Services Agreement

                 General Description of Transfer Agency Services


Unified shall provide the following transfer agency services to the Fund:


A. Interactive Voice Response: Provide the Fund with the opportunity to offer its shareholders 24 hours, 7 days a week telephone access to their account information.

B. Shareholder Services: Answer shareholder telephone calls placed to the Fund's toll free number.. Telephone volumes and response times will be monitored for quality assurance.

C. Shareholder Recordkeeping: Maintain complete shareholder records for the Fund, including the following: (i) name, address and tax identification number; (ii) number of shares held; (iii) historical information including dividends paid and individual purchases and redemptions; and
     (iv) any systematic purchase or redemption instructions and correspondence relating to the current maintenance of the account.

D. Purchase and Redemption Orders: Process all purchase and redemption orders of the Fund's shareholders in accordance with the Fund's Prospectus. Confirmation statements will be produced for each transaction and promptly mailed to shareholders. Daily transaction reports and share proofs will be made available to all necessary parties via electronic medium.

E. Telephone Orders: Process redemption, exchange and transfer requests upon telephone instructions from qualified shareholders. Unified will redeem and/or transfer Fund shares from any account for which such services have been properly authorized.

F. Shareholder Communications and Meetings: Mail all necessary communications by the Fund to its shareholders. For proxies, Unified will handle mailing of proxy materials, tabulation of proxy cards, and provide periodic reports to the Fund on the progress of the tabulation.

G. Shareholder Correspondence: Acknowledge all correspondence from shareholders relating to their share accounts and undertake such other shareholder correspondence as may from time to time be mutually agreed upon.

                                   EXHIBIT C
                                      to
                        Mutual Fund Services Agreement

                         Transfer Agency Fee Schedule

   The prices contained herein are effective for twelve months from the execution date of the Mutual Fund Services Agreement dated September 14, 2001.

 I.   Conversion Fee:	Manual conversion/new fund establishment - fee not to
      exceed $1,500 per portfolio. Electronic conversions - $1.50 per shareholder account with a $4,000 minimum fee.

II.   Standard Base Fee for Standard Base Services

      The Base Fee(1) is $18.00 for money market funds and $15.00 for equity/ bond funds per Active Shareholder Account per year with a minimum fee of $15,000(2) per initial portfolio and/or share class per year plus $9,000(2) per year for each additional share class. An Active Shareholder Account is any Shareholder Account existing on Unified's computerized files with a non-zero Share balance. There is a $.50 per account charge for any account with a zero share balance for the current month, as determined on the last day of each month. The Base Fee will be billed on a monthly basis.

(1) The Base Fee does not include: forms design and printing, statement production, envelope design and printing, postage and handling, shipping, statement microfiche copies and 800 number access to Unified's shareholder services group.

(2) Discount based on average net assets per portfolio and/or share class per month:

      $0 - 2 Million    30%
      $2 - 5 Million    20%
      $5 Plus Million    0%

Unified will provide lost account search services in connection with SEC Rules 17Ad-17 and 17a-24 at a cost of $2.50 per account searched. These "Electronic Data Search Services" will be performed on a semi-annual basis. This service will apply to only Active Shareholder Accounts maintained on the transfer agency system coded as RPO accounts.

In addition to the above fees, there will be a $200.00 per day minimum fee/rerun charge when the nightly processing has to be repeated due to incorrect NAV or dividend information received from the portfolio pricing agent due to incorrect or untimely information provided by the investment adviser or its agent.

III.  Standard Services Provided
      ----------------------------

      - Open new accounts
      - Maintain Shareholder accounts

       Including:
      - Maintain certificate records
      - Change addresses
      - Prepare daily reports on number of Shares, accounts
      - Prepare Shareholder federal tax information
      - Withhold taxes on U.S. resident and non-resident alien accounts
      - Reply to Shareholder calls and correspondence other than that for Fund information and related inquiries
      - Process purchase of Shares
      - Issue/Cancel certificates (Excessive use may be subject to additional charges)
      - Process partial and complete redemptions
      - Process regular and legal transfer of accounts
      - Mail semi-annual and annual reports
      - Process dividends and distributions
      - Prepare Shareholder meeting lists
      - Process one proxy per year.  Tabulation is limited to three proposals.
      - Receive and tabulate proxies
      - Confirm all transactions as provided by the terms of each Shareholder's account
      - Provide a system that will enable the Fund to monitor the total number of Shares sold in each state. System has capability to halt sales and warn of potential oversell. (Blue Sky Reports)
      - Determine/Identify lost Shareholder accounts


IV.   Standard Reports Available
      --------------------------

      - 12b-1 Disbursement Report           - Holdings by Account Type
      - 12b-1 Disbursement Summary          - Posting Details
      - Dealer Commission Report            - Posting Summary
      - Dealer Commission Summary Report    - Settlement Summary
      - Exchange Activity Report            - Tax Register
      - Fees Paid Summary Report            - Transactions Journal
      - Fund Accrual Details


V.    NSCC Interfaces
      ---------------

      - Set-up                            $1,000
      - Fund/Serv Processing              $250 per month
      - Networking Processing             $250 per month
      - Fund/Serv Transactions            $0.35 per trade
      - Direct Networking Expenses
          Per item                        $0.025 Monthly dividend fund
          Per item                        $0.015 Non-monthly dividend fund

VI.	Additional Fees for Services Outside the Standard Base
      ------------------------------------------------------

      - Interactive Voice Response System Set-up          Pass through
      - Archiving of old records/storage of aged records  Pass through
      - Off-line Shareholder research                     $25/hour (Billed to
                                                          customer account)
      - Check copies                                      $3/each (Billed to
                                                          customer account)
      - Statement copies                                  $5/each (Billed to
                                                          customer account)
      - Mutual fund fulfillment/prospect file maintenance
      - Shareholder communications charges (Faxes)        $1.00/item
      - Leased line/equipment on TA's computer system     Pass through
      - Dial-up access to TA's computer system            Pass through
      - Labels	                                        Pass through

      - AD-HOC REPORTWRITER Report Generation             $.05 ea/$100 minimum
      - Bank Reconciliation Service                       $50.00 per report
                                                          $50.00 monthly
                                                           maintenance fee per
                                                           bank account
                                                          $1.50 per bank item
      - Systems Programming Labor Charges
        -Programmers or Consultants                       $125.00/hour
        -Officers                                         $150.00/hour

      - Additional Proxy Processing
         Each processing                                  $225.00 fixed charge
                                                           per processing
         Preparation and Tabulation                       $0.145/proxy issued
         (includes 3 tabulations, sixteen proposals)
         Each Extra Tabulation $25.00                     $5.00 fixed charge
                                                           per processing
                                                          $0.02 per proxy
                                                           tabulated

                          FUND ACCOUNTING FEE SCHEDULE

Standard Fee*
------------

   0.04% for the first $50 million in average net assets per year;
   0.03% from $50 million to $100 million in average net assets per year; 0.02% from $100 million to $240 million in average net assets per year; 0.01% over $240 million in average net assets per year.

   Out of Pocket Fees:	Fees charged for outside pricing services and all
   accompanying administrative expenditures.

   *Subject to a $20,0001 annual minimum.  Fees are billed on a monthly basis.

		(1) Discount based on average net assets per month:

            $0 - 2 Million      30%
            $2 - 5 Million      20%
            $5 Million Plus      0%

Standard Reports Available
--------------------------

Daily Reports 	                        Monthly Reports
-------------                             ---------------

A. General Ledger Reports                 Standard Reports
   1. Trial Balance Report                  1. Cost Proof Report
   2. General Ledger Activity Report        2. Transaction History Report
	                                      3. Realized Gain/Loss Report
B. Portfolio Reports                        4. Interest Record Report
   1.	Portfolio Report                      5. Dividend Record Report
   2.	Tax Lot Report                        6. Broker Commission Totals
   3.	Purchase Journal                      7. Broker Principal Trades
   4.	Sell/Maturity Journal                 8. Shareholder Activity Report
   5.	Amortization/Accretion Report         9. SEC Yield Calculation Work Sheet
   6.	Maturity Projection Report               (fixed-income funds only)

C. Pricing Reports
   1.	Pricing Report
   2.	Pricing Report by Market Value
   3.	Pricing Variance by % Change
   4.	NAV Report
   5.	NAV Proof Report
   6.	Money Market Pricing Report

D. Accounts Receivable/Payable Reports
   1.	Accounts Receivable for Investments Report
   2.	Accounts Payable for Investments Report
   3. Interest Accrual Report
   4. Dividend Accrual Report

E. Other Reports
   1. Dividend Computation Report
   2. Cash Availability Report
   3. Settlement Journal

Optional Services Available - Initial (for desired services)
------------------------------------------------------------

_________          -Additional portfolio sub-adviser fee    $10,000/portfolio
_________          -Multiple custodian fee                  $5,000/fund group
_________          -GNMA securities fee                     $2,500/portfolio
_________          -S.E.C. audit requirements               Pass through

Special Report Generation Fees
------------------------------

AD-HOC Report Generation                                    $75.00 per report
Reruns                                                      $75.00 per run
Extract Tapes                                               $110.00 plus

Systems Programming Labor Charges
---------------------------------

System Support Representatives                              $100.00/hour
Programmers, Consultants or
  Department Heads                                          $125.00/hour
Officers                                                    $150.00/hour

Repricing Charges
-----------------

For incorrect or untimely information provided by the investment adviser or its agent, Unified will charge $200.00 per day for each day that a portfolio is repriced.

De-Conversion Fees
------------------

De-Conversion fees will be subject to additional charges commensurate with particular circumstances and dependent upon scope of problems.

                                 Law Office

                     STRADLEY, RONON, STEVENS & YOUNG, LLP


                           2600 One Commerce Square
                     Philadelphia, Pennsylvania 19103-7098
                                (215) 564-8000

Direct Dial: (215) 564-8027


                                March 13, 2002


Board of Directors
Philadelphia Fund, Inc.
1200 North Federal Highway
Suite 424
Boca Raton, FL  33432

Gentlemen:

    We have examined the Articles of Incorporation of Philadelphia Fund, Inc. (the "Fund"), a corporation organized under Maryland law, and its by-laws, both as amended to date, the registration statement ("Registration Statement") filed by the Fund under the Securities Act of 1933, as amended (the "Securities Act"), and such records of the various pertinent corporate proceedings as we deem material to this opinion. As of the date hereof, the Fund is authorized to issue an aggregate of 30,000,000 shares of common stock, of a par value of $1.00 per share.

    The Fund has filed, with the U.S. Securities and Exchange Commission, the Registration Statement under the Securities Act, which Registration Statement is deemed to register an indefinite number of shares of the Fund pursuant to the provisions of Section 24(f) of the Investment Company Act of 1940, as amended (the "Investment Company Act"). You have further advised us that the Fund has filed, and each year hereafter will timely file, a Notice pursuant to Rule 24f-2 under the Investment Company Act, perfecting the registration of the shares sold by the Fund during each fiscal year during which such registration of an indefinite number of shares remains in effect.

    You have also informed us that the shares of the Fund have been, and will continue to be, sold in accordance with the Fund's usual method of distributing its registered shares, under which prospectuses are made available for delivery to offerees and purchasers of such shares in accordance with Section 5(b) of the Securities Act.

    Based upon the above-described examination, it is our opinion that, as long as the Fund remains a corporation in good standing under the laws of the state of Maryland, and the registration of an indefinite number of shares of the Fund remains effective, the authorized but unissued shares of stock of the Fund, when issued for the consideration established by the board of directors, as described in the Registration Statement, and subject to compliance with Rule 24f-

Board of Directors
Philadelphia Fund, Inc.
March 13, 2002

2 under the Investment Company Act, will be, under the law of the state of Maryland, legally issued, fully-paid, non-assessable outstanding shares of common stock of the Fund.

    We hereby consent to the use of this opinion, in lieu of any other, as an exhibit to the Registration Statement, along with any amendments thereto, covering the registration of the shares of the Fund under the Securities Act and the applications, registration statements or notice filings, and any amendments thereto, filed in accordance with the securities laws of the several states in which shares of the Fund are offered, and we further consent to reference in the Registration Statement to us as legal counsel, who have rendered this opinion concerning the legality of the issuance of the shares of common stock of the Fund.


                                    Very truly yours,

                                    STRADLEY, RONON, STEVENS & YOUNG, LLP

                                    By:  /s/ Mark A. Sheehan
                                         -------------------------
                                         Mark A. Sheehan, a Partner

Briggs,
Bunting &
Dougherty, LLP
-----------------------------------------------------------------------------
Certified Public Accountants and Business Advisors




            CONSENT  OF  INDEPENDENT  CERTIFIED  PUBLIC  ACCOUNTANTS




     We hereby consent to the incorporation by reference in the Statement of Additional Information (Part B) of this amended Registration Statement on
Form N-1A of our report dated December 21, 2001 (except for Note 6 as to which the date is December 27, 2001) relating to financial statements of Philadelphia Fund, Inc. for the year ended November 30, 2001. We also consent to the reference to our report under the heading "Financial Highlights" in such amended Registration Statement.




                             /s/BRIGGS, BUNTING & DOUGHERTY, LLP
                                BRIGGS, BUNTING & DOUGHERTY, LLP







Philadelphia, Pennsylvania
March 16, 2002

















P.O. Box 70, Montville, NJ 07045-0070
Tel: (973) 299-5233, Fax: (973) 299-5234